[MERRILL LYNCH LOGO]                COMPUTATIONAL MATERIALS FOR
                                    SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1

                                  SURF 2004-BC1
                                COLLATERAL TABLES
                                February 18, 2004

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                            $530,850,219
Aggregate Original Principal Balance                               $531,565,106
Number of Mortgage Loans                                                  3,396

                                        MINIMUM                  MAXIMUM                   AVERAGE (1)
                                        -------                  -------                   -----------
Original Principal Balance              $13,400                  $582,250                  $156,527
Outstanding Principal Balance           $13,288                  $582,250                  $156,316

                                        MINIMUM               MAXIMUM         WEIGHTED AVERAGE (2)
                                        -------               -------         --------------------
Original Term (mos)                        120                   360                    352
Stated remaining Term (mos)                115                   359                    348
Loan Age (mos)                               1                     8                      3
Current Interest Rate                    4.625%               13.250%                 7.290%
Initial Interest Rate Cap (3)            0.000%                6.000%                 2.977%
Periodic Rate Cap (3)                    1.000%                1.500%                 1.134%
Gross Margin (3)                         2.000%               10.980%                 6.630%
Maximum Mortgage Rate (3)               10.625%               18.900%                13.485%
Minimum Mortgage Rate (3)                2.000%               11.900%                 7.001%
Months to Roll (3)                           4                    58                     23
Original Loan-to-Value                   19.80%               100.00%                 81.55%
Credit Score (4)                           500                   803                    624

                                                EARLIEST                   LATEST
                                                --------                   ------
Maturity Date                                   10/01/13                  02/01/34

LIEN POSITION                        PERCENT OF MORTGAGE POOL
-------------                        ------------------------
1st Lien                                      97.84%
2nd Lien                                       2.16%

OCCUPANCY                            PERCENT OF MORTGAGE POOL
---------                            ------------------------
Primary                                       95.46%
Second Home                                    0.69%
Investment                                     3.84%

LOAN TYPE                            PERCENT OF MORTGAGE POOL
---------                            ------------------------
Fixed Rate                                    27.48%
ARM                                           72.52%

AMORTIZATION TYPE                    PERCENT OF MORTGAGE POOL
-----------------                    ------------------------
Fully Amortizing                              99.93%
Interest-Only                                  0.07

YEAR OF ORIGINATION                  PERCENT OF MORTGAGE POOL
-------------------                  ------------------------
2003                                          99.70%
2004                                           0.30%

LOAN PURPOSE                         PERCENT OF MORTGAGE POOL
------------                         ------------------------
Purchase                                      29.55%
Refinance - Rate Term                          7.91%
Refinance - Cashout                           62.54%

PROPERTY TYPE                        PERCENT OF MORTGAGE POOL
-------------                        ------------------------
Single Family                                 79.95%
Rowhouse                                       0.09%
Townhouse                                      0.41%
Condominium                                    4.93%
Two- to Four-Family                            3.38%
Planned Unit Development                      11.14%
Manufactured Housing                           0.10%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-----------------------    --------------  ------------  ----------  --------    --------   -----------   --------   -------------
6.500% or less                   624       $127,039,296     23.93%     6.184%      651      $   203,589     78.71%       56.45%
6.501% to 7.000%                 706        135,330,449     25.49      6.844       628          191,686     80.69        53.39
7.001% to 7.500%                 566         91,861,590     17.30      7.319       616          162,300     81.88        54.97
7.501% to 8.000%                 606         90,802,030     17.11      7.809       605          149,838     82.98        53.42
8.001% to 8.500%                 269         32,788,990      6.18      8.309       599          121,892     82.06        62.21
8.501% to 9.000%                 222         25,829,115      4.87      8.776       597          116,347     84.89        64.28
9.001% to 9.500%                 107         10,352,031      1.95      9.313       604           96,748     86.62        65.71
9.501% to 10.000%                 84          6,098,645      1.15      9.797       593           72,603     84.53        61.95
10.001% to 10.500%                30          2,343,718      0.44     10.266       600           78,124     83.11        23.79
10.501% to 11.000%                69          3,445,738      0.65     10.792       664           49,938     97.96        17.17
11.001% to 11.500%                13            584,299      0.11     11.277       629           44,946     96.73        71.61
11.501% to 12.000%                45          2,268,843      0.43     11.946       659           50,419     97.26        16.51
12.001% to 12.500%                23            909,587      0.17     12.399       680           39,547     99.64         4.95
12.501% to 13.000%                31          1,172,510      0.22     12.864       666           37,823    100.00         5.05
13.001% to 13.500%                 1             23,380      0.00     13.250       703           23,380    100.00         0.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%       55.12%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 13.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.290% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                                    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
REMAINING MONTHS              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
TO STATED MATURITY         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
------------------         --------------  ------------  ----------  --------    --------   -----------   --------   -------------
109 to 120                         7       $    495,665      0.09%     7.361%      661      $    70,809     77.76%      100.00%
169 to 180                       283         18,247,664      3.44      9.058       647           64,479     86.37        47.60
229 to 240                        87          7,183,101      1.35      8.808       624           82,564     84.54        53.28
289 to 300                         4            435,425      0.08      7.841       585          108,856     72.74       100.00
349 to 360                      3015        504,488,365     95.03      7.204       623          167,326     81.34        55.33
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%       55.12%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 348 months.

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                           WEIGHTED    AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL        FULL
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING      LTV     DOCUMENTATION
------------------           --------------  ------------  ----------  --------   --------  -----------   --------   -------------
$50,000 or less                    220       $  8,171,772       1.54%   10.159%     640     $    37,144     88.76%       47.59%
$50,001 to $100,000                770         58,549,768      11.03     8.227      623          76,039     82.07        63.14
$100,001 to $150,000               927        114,696,610      21.61     7.441      618         123,729     80.83        60.19
$150,001 to $200,000               626        108,732,617      20.48     7.156      622         173,694     81.16        57.18
$200,001 to $250,000               362         81,059,979      15.27     7.027      624         223,923     80.58        47.98
$250,001 to $300,000               228         62,288,728      11.73     6.954      628         273,196     81.34        43.70
$300,001 to $350,000               118         38,071,297       7.17     6.936      631         322,638     82.56        48.39
$350,001 to $400,000                83         31,149,501       5.87     6.955      638         375,295     83.61        48.17
$400,001 to $450,000                36         15,312,631       2.88     6.853      617         425,351     83.50        72.14
$450,001 to $500,000                20          9,619,049       1.81     6.678      633         480,952     81.61        75.48
$500,001 to $550,000                 5          2,616,017       0.49     6.635      584         523,203     78.39        80.38
$550,001 to $600,000                 1            582,250       0.11     6.500      621         582,250     85.00       100.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,396       $530,850,219     100.00%    7.290%     624     $   156,316     81.55%       55.12%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,288 to approximately $582,250 and the average outstanding principal balance of the Mortgage Loans was approximately $156,316

PRODUCT TYPES

                                             AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                               NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
PRODUCT TYPES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
-------------               --------------  ------------  ----------  --------   --------   -----------   --------   -------------
15 Year Balloon Loans              196      $  9,561,607      1.80%    10.561%     668      $    48,784      99.25%      38.07%
10 to 14 Year Fixed Loans            7           495,665      0.09      7.361      661           70,809      77.76      100.00
15 to 19 Year Fixed Loans           87         8,686,057      1.64      7.404      625           99,840      72.19       58.08
20 to 24 Year Fixed Loans           87         7,183,101      1.35      8.808      624           82,564      84.54       53.28
25 to 29 Year Fixed Loans            4           435,425      0.08      7.841      585          108,856      72.74      100.00
30 Year Fixed Loans                758       119,512,958     22.51      7.345      631          157,669      79.74       64.08
Six-Month 1/29 LIBOR Loans           3           378,834      0.07      7.551      622          126,278      84.40       51.08
2/28 LIBOR ARM                   1,916       320,395,409     60.36      7.197      621          167,221      82.08       51.92
3/27 LIBOR ARM                     329        61,824,776     11.65      7.004      613          187,917      80.67       55.59
5/25 LIBOR ARM                       9         2,376,389      0.45      6.234      689          264,043      79.65       69.95
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           3,396      $530,850,219    100.00%     7.290%     624      $   156,316      81.55       55.12%

------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
STATE DISTRIBUTIONS           NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-----------------------    --------------  ------------  ----------  --------    --------   -----------   --------   -------------
Alabama                          45        $  4,035,418      0.76%    8.115%       616      $    89,676     84.97%       81.16%
Arizona                          69           9,564,570      1.80     7.218        639          138,617     84.02        49.95
Arkansas                         24           2,459,587      0.46     7.846        624          102,483     88.54        65.67
California                      972         197,040,956     37.12     6.867        632          202,717     80.21        48.55
Colorado                         85          13,175,756      2.48     6.996        650          155,009     82.80        39.78
Connecticut                      56           8,575,814      1.62     7.665        612          153,140     82.70        55.37
Delaware                          9           1,677,776      0.32     8.138        614          186,420     83.35        68.26
District of Columbia              2             381,402      0.07     7.287        594          190,701     69.09        35.66
Florida                         239          32,513,199      6.12     7.579        615          136,038     81.49        51.80
Georgia                         102          12,853,076      2.42     7.865        619          126,011     81.70        71.68
Hawaii                            1             480,000      0.09     7.250        657          480,000     80.00         0.00
Idaho                             2             289,890      0.05     8.936        613          144,945     92.05        46.57
Illinois                        162          25,619,657      4.83     7.420        619          158,146     80.58        57.44
Indiana                          68           8,325,938      1.57     7.720        614          122,440     86.93        74.14
Iowa                             14           1,208,934      0.23     7.573        632           86,352     83.11        70.62
Kansas                           23           2,848,755      0.54     7.647        609          123,859     83.59        56.85
Kentucky                         33           3,849,651      0.73     7.568        616          116,656     84.20        66.42
Louisiana                        41           3,025,780      0.57     8.784        598           73,800     80.93        69.35
Maine                             7           1,030,794      0.19     7.395        628          147,256     85.31        38.29
Maryland                        121          21,276,297      4.01     7.522        595          175,837     82.62        79.76
Massachusetts                   101          19,594,757      3.69     7.368        610          194,007     77.56        53.07
Michigan                        100          12,059,797      2.27     7.670        618          120,598     83.55        53.17
Minnesota                        66           9,979,363      1.88     7.266        633          151,202     81.55        47.49
Mississippi                      26           2,468,466      0.47     8.128        609           94,941     84.36        47.18
Missouri                         58           6,558,062      1.24     7.694        609          113,070     84.47        63.79
Nebraska                         15           1,783,655      0.34     8.152        609          118,910     87.07        53.12
Nevada                           69           9,981,885      1.88     7.291        648          144,665     82.95        50.01
New Hampshire                    26           3,341,854      0.63     7.574        630          128,533     80.87        60.00
New Jersey                       22           4,815,428      0.91     7.422        591          218,883     81.45        75.04
New Mexico                        2             620,417      0.12     8.857        604          310,209     90.00         0.00
New York                         40           8,022,891      1.51     7.235        611          200,572     77.62        54.96
North Carolina                   48           5,926,554      1.12     8.077        616          123,470     84.69        62.34
Ohio                            120          13,593,328      2.56     7.601        613          113,278     83.04        70.33
Oklahoma                          5             318,240      0.06     7.378        659           63,648     87.46        72.32
Oregon                           44           5,956,420      1.12     7.263        649          135,373     83.98        44.72
Pennsylvania                     77          10,260,905      1.93     7.611        610          133,259     86.10        71.81
Rhode Island                     34           5,303,731      1.00     7.331        598          155,992     74.40        61.42
South Carolina                   37           3,531,497      0.67     8.206        610           95,446     83.48        64.08
South Dakota                      2              97,769      0.02     7.659        616           48,884     77.03        40.06
Tennessee                        50           5,508,253      1.04     7.877        630          110,165     85.04        61.73
Texas                           130          15,957,986      3.01     7.562        644          122,754     82.43        36.93
Utah                             23           3,001,264      0.57     7.357        654          130,490     84.43        50.12
Virginia                        131          20,086,315      3.78     7.459        608          153,331     82.53        70.75
Washington                       45           6,695,876      1.26     7.318        635          148,797     83.89        55.24
West Virginia                    16           1,643,668      0.31     7.646        591          102,729     83.11        89.52
Wisconsin                        33           3,452,815      0.65     7.543        612          104,631     82.19        66.67
Wyoming                           1              55,775      0.01     6.000        696           55,775     80.00         0.00
                              -----        ------------    ------     -----        ---      -----------     -----        -----
TOTAL:                        3,396        $530,850,219    100.00%    7.290%       624      $   156,316     81.55%       55.12%

No more than approximately 0.43% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL             NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
--------------------       --------------  ------------  ----------  --------    --------   -----------   --------   -------------
50.00% or less                     85      $  9,903,232      1.87%     7.495%      589      $   116,509     41.83%      47.72%
50.01% to 55.00%                   39         6,512,444      1.23      6.731       589          166,986     52.66       56.43
55.01% to 60.00%                   56         7,777,252      1.47      7.058       597          138,880     57.74       63.83
60.01% to 65.00%                   86        12,836,639      2.42      7.202       588          149,263     63.26       45.18
65.01% to 70.00%                  162        23,521,547      4.43      7.113       597          145,195     68.58       59.40
70.01% to 75.00%                  250        40,466,409      7.62      7.188       596          161,866     73.76       61.38
75.01% to 80.00%                 1059       178,914,780     33.70      6.928       639          168,947     79.64       42.12
80.01% to 85.00%                  486        84,465,712     15.91      7.280       602          173,798     84.36       65.66
85.01% to 90.00%                  668       114,310,612     21.53      7.495       630          171,124     89.56       54.34
90.01% to 95.00%                  179        27,726,643      5.22      7.643       631          154,897     94.73       92.34
95.01% to 100.00%                 326        24,414,949      4.60      9.152       674           74,892     99.74       65.90
                                -----      ------------    ------      -----       ---      -----------     -----       -----
TOTAL:                          3,396      $530,850,219    100.00%     7.290%      624      $   156,316     81.55%      55.12%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.80% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.16% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.78%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
LOAN PURPOSE               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
------------------         --------------  ------------  ----------  --------    --------   -----------   --------   -------------
Refinance - Cashout             2,030      $331,985,620     62.54%     7.265%      608      $   163,540     80.24%      63.09%
Purchase                        1,102       156,871,420     29.55      7.362       658          142,352     84.46       38.19
Refinance - Rate/Term             264        41,993,179      7.91      7.224       623          159,065     81.05       55.35
                                -----      ------------    ------      -----       ---      -----------     -----       -----
TOTAL:                          3,396      $530,850,219    100.00%     7.290%      624      $   156,316     81.55%      55.12%

--------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
PROPERTY TYPE              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-------------              --------------  ------------  ----------  --------    --------   -----------   --------   -------------
Single Family                   2,781      $424,411,664     79.95%     7.301%      622      $   152,611     81.50%       54.22%
Rowhouse                            4           459,261      0.09      7.864       606          114,815     73.54        46.57
Townhouse                          15         2,201,680      0.41      7.494       633          146,779     84.33        43.35
Condominium                       173        26,163,075      4.93      7.121       643          151,232     83.03        56.87
Two- to Four-Family                98        17,926,896      3.38      7.331       631          182,928     75.50        63.82
Manufactured Housing                7           553,682      0.10      7.719       651           79,097     80.95       100.00
Planned Unit Development          318        59,133,961     11.14      7.260       624          185,956     83.06        58.25
                                -----      ------------    ------      -----       ---      -----------     -----       ------
TOTAL:                          3,396      $530,850,219    100.00%     7.290%      624      $   156,316     81.55%       55.12%

DOCUMENTATION

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
DOCUMENTATION              MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-------------              --------------  ------------  ----------  --------    --------   -----------   --------   -------------
Full Documentation             1,917       $292,597,568     55.12%     7.263%      608      $   152,633     82.35%      100.00%
Stated Documentation            1445        231,170,773     43.55      7.335       643          159,980     80.53         0.00
Lite Documentation                34          7,081,878      1.33      6.972       627          208,291     81.74         0.00
                               -----       ------------    ------      -----       ---      -----------     -----       ------
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%       55.12%

OCCUPANCY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
OCCUPANCY                  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
---------                  --------------  ------------  ----------  --------    --------   -----------   --------   -------------
Primary                        3,196       $506,770,166     95.46%     7.269%      622      $   158,564     81.65%      55.01%
Investment                       177         20,407,280      3.84      7.647       664          115,295     78.71       64.04
Second Home                       23          3,672,773      0.69      8.250       641          159,686     83.07       20.45
                               -----       ------------    ------      -----       ---      -----------     -----       -----
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%      55.12%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
MORTGAGE LOAN AGE             NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
     SUMMARY               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-----------------          --------------  ------------  ----------  --------    --------   -----------   --------   -------------
1                                 45       $  5,641,540      1.06%     7.411%      605      $   125,368     81.24%       69.11%
2                                781        117,030,826     22.05      7.442       623          149,847     81.84        56.25
3                                907        140,663,511     26.50      7.299       623          155,087     81.24        51.89
4                              1,122        182,237,549     34.33      7.238       626          162,422     81.53        52.74
5                                444         69,947,028     13.18      7.237       620          157,538     82.18        62.46
6                                 85         13,526,289      2.55      6.916       635          159,133     79.59        67.24
7                                  9          1,345,835      0.25      6.492       626          149,537     81.94        73.89
8                                  3            457,642      0.09      6.899       663          152,547     73.86         0.00
                               -----       ------------    ------      -----       ---      -----------    ------       ------
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%       55.12%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
ORIGINAL PREPAYMENT           NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
   PENALTY TERM            MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-------------------        --------------  ------------  ----------  --------    --------   -----------   --------   -------------
None                             297       $ 40,926,255      7.71%     7.841%      621      $   137,799     80.87%      57.80%
6 Months                           3            442,840      0.08      6.942       629          147,613     87.64        0.00
12 Months                        152         26,476,821      4.99      7.452       622          174,190     79.96       48.55
13 Months                          9          1,569,798      0.30      7.382       662          174,422     82.01       21.51
24 Months                      1,703        272,921,303     51.41      7.219       624          160,259     82.89       50.88
30 Months                          2            314,693      0.06      8.746       665          157,346     89.31       13.87
36 Months                        982        155,125,584     29.22      7.207       625          157,969     79.96       61.78
48 Months                          6            937,693      0.18      6.495       651          156,282     81.91      100.00
60 Months                        242         32,135,232      6.05      7.477       615          132,790     79.84       62.49
                               -----       ------------    ------      -----       ---      -----------    ------       ------
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%      55.12%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 30 months.

-------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
RANGE OF CREDIT SCORES     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
----------------------     --------------  ------------  ----------  --------    --------   -----------   --------   -------------
Not Available                      2       $    211,877      0.04%     8.742%        0      $   105,939     62.57%       30.66%
500 to 500                         1            169,778      0.03      8.150       500          169,778     80.00         0.00
501 to 525                        42          5,836,909      1.10      7.965       519          138,974     70.23        85.49
526 to 550                       308         47,099,110      8.87      7.621       539          152,919     74.66        85.43
551 to 575                       408         61,084,612     11.51      7.547       563          149,717     77.56        74.81
576 to 600                       484         76,262,169     14.37      7.447       588          157,566     81.17        61.46
601 to 625                       523         87,281,930     16.44      7.331       614          166,887     83.10        59.21
626 to 650                       571         88,877,736     16.74      7.244       638          155,653     83.88        50.02
651 to 675                       436         69,968,936     13.18      7.148       663          160,479     83.87        36.64
676 to 700                       304         46,491,440      8.76      7.002       687          152,932     83.02        32.94
701 to 725                       154         22,969,146      4.33      6.824       713          149,150     83.64        32.52
726 to 750                        95         15,264,651      2.88      6.780       736          160,681     83.83        38.45
751 to 775                        48          6,539,751      1.23      6.778       762          136,245     83.12        45.74
776 to 800                        19          2,609,674      0.49      6.693       786          137,351     80.38        43.86
801 to 803                         1            182,500      0.03      5.990       803          182,500    100.00       100.00
                               -----       ------------    ------      -----       ---      -----------    ------       ------
TOTAL:                         3,396       $530,850,219    100.00%      7.29%      624      $   156,316     81.55%       55.12%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 624.

CREDIT GRADE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
CREDIT GRADE               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
------------               --------------  ------------  ----------  --------    --------   -----------   --------   -------------
A+                             1,618       $254,847,762     48.01%     7.093%      669      $   157,508     83.88%       40.53%
A                                483         78,186,049     14.73      7.383       612          161,876     83.90        55.16
A-                               624         97,004,944     18.27      7.372       587          155,457     79.75        66.13
B                                409         61,890,926     11.66       7.61       563          151,323     78.06        77.23
C                                171         24,806,348      4.67      7.538       538          145,066     72.33        88.54
C-                                91         14,114,190      2.66      7.933       544          155,101     70.38        87.00
                               -----       ------------    ------      -----       ---      -----------    ------       ------
TOTAL:                         3,396       $530,850,219    100.00%     7.290%      624      $   156,316     81.55%       55.12%

-------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

MARGINS

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
RANGE OF MARGINS           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
----------------           --------------  ------------  ----------  --------    --------   -----------   --------   -------------
1.501% to 2.000%                   2       $    359,614      0.09%     7.216%      639      $   179,807     82.30%       53.95%
2.501% to 3.000%                   1            170,849      0.04      6.625       603          170,849     90.00       100.00
3.001% to 3.500%                   5          1,226,694      0.32      4.988       698          245,339     79.29        77.20
3.501% to 4.000%                   2            462,000      0.12      5.341       664          231,000     74.51        63.42
4.001% to 4.500%                  26          6,389,831      1.66      5.918       641          245,763     79.21        72.68
4.501% to 5.000%                  82         17,723,049      4.60      6.126       648          216,135     78.29        55.53
5.001% to 5.500%                 167         37,597,348      9.77      6.414       643          225,134     78.99        41.29
5.501% to 6.000%                 262         51,724,460     13.44      6.577       640          197,422     81.72        47.50
6.001% to 6.500%                 347         64,816,273     16.84      6.796       629          186,790     82.58        49.44
6.501% to 7.000%                 438         79,017,271     20.53      7.112       612          180,405     82.08        56.06
7.001% to 7.500%                 361         54,149,138     14.07      7.597       603          149,998     81.82        52.28
7.501% to 8.000%                 228         32,602,044      8.47      8.004       601          142,991     83.76        55.69
8.001% to 8.500%                 156         19,347,206      5.03      8.475       597          124,021     82.77        62.74
8.501% to 9.000%                  94         10,883,418      2.83      8.935       596          115,781     84.29        68.91
9.001% to 9.500%                  59          6,041,084      1.57      9.243       601          102,391     87.77        49.40
9.501% to 10.000%                 20          1,883,593      0.49      9.942       575           94,180     84.09        40.52
10.001% to 10.500%                 6            505,064      0.13     10.349       531           84,177     54.12        21.27
10.501% to 11.000%                 1             76,473      0.02     11.100       529           76,473     75.00       100.00
------                         -----       ------------    ------     ------       ---      -----------     -----       ------
TOTAL:                         2,257       $384,975,407    100.00%     7.161%      620      $   170,570     81.84%       52.62%
------                         -----       ------------    ------     ------       ---      -----------     -----       ------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.980% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.630% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
RANGE OF MAXIMUM              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL       FULL
MORTGAGE RATES             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
----------------           --------------  ------------  ----------  --------    --------   -----------   --------   -------------
13.000% or less                  704       $145,377,891     37.76%     6.478%      628      $   206,503     80.12%       59.20%
13.001% to 13.500%               400         73,409,471     19.07      6.956       626          183,524     82.37        48.41
13.501% to 14.000%               456         74,014,050     19.23      7.395       619          162,312     82.66        46.92
14.001% to 14.500%               249         35,509,510      9.22      7.730       614          142,608     82.72        47.95
14.501% to 15.000%               249         34,122,637      8.86      8.178       604          137,039     83.62        47.38
15.001% to 15.500%               110         12,896,277      3.35      8.774       599          117,239     85.24        62.94
15.501% to 16.000%                55          6,271,711      1.63      9.105       586          114,031     84.25        50.32
16.001% to 16.500%                11          1,206,572      0.31      9.375       603          109,688     82.52        72.75
16.501% to 17.000%                14          1,278,392      0.33      9.807       585           91,314     83.19        55.26
17.001% to 17.500%                 7            804,503      0.21     10.273       562          114,929     79.75        19.04
17.501% to 18.000%                 1             34,994      0.01     10.900       595           34,994     80.00       100.00
18.501% to 19.000%                 1             49,400      0.01     11.900       576           49,400     65.00         0.00
                               -----       ------------    ------     ------       ---      -----------     -----       ------
TOTAL:                         2,257       $384,975,407    100.00%     7.161%      620      $   170,570     81.84%       52.62%
                               -----       ------------    ------     ------       ---      -----------     -----       ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.485% per annum.

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV     DOCUMENTATION
-------------------------  --------------  ------------  ----------  --------    --------   -----------   --------   -------------
July 2004                          1       $    131,373      0.03%     6.500%      683      $    131,373    80.00%        0.00%
December 2004                      1             53,961      0.01      7.600       631            53,961    75.00         0.00
January 2005                       1            193,500      0.05      8.250       579           193,500    90.00       100.00
July 2005                          1             69,895      0.02      8.490       646            69,895    73.74         0.00
August 2005                        3            592,210      0.15      6.317       612           197,403    84.06        40.66
September 2005                    35          5,931,429      1.54      6.751       643           169,469    82.16        57.15
October 2005                     240         40,863,800     10.61      7.106       614           170,266    82.58        55.61
November 2005                    614        107,042,994     27.81      7.093       622           174,337    82.01        49.68
December 2005                    476         79,268,292     20.59      7.221       624           166,530    82.43        50.66
January 2006                     514         82,414,159     21.41      7.381       621           160,339    81.59        53.40
February 2006                     33          4,212,630      1.09      7.422       605           127,655    81.70        62.69
September 2006                     4            553,980      0.14      6.855       602           138,495    71.13        60.73
October 2006                      22          4,061,243      1.05      7.104       614           184,602    81.63        47.35
November 2006                    110         21,241,441      5.52      7.072       617           193,104    81.93        49.95
December 2006                    132         24,143,566      6.27      6.958       612           182,906    79.87        56.24
January 2007                      57         11,168,347      2.90      6.939       609           195,936    80.20        65.57
February 2007                      4            656,200      0.17      7.069       591           164,050    79.46        90.86
October 2008                       2            483,550      0.13      6.024       757           241,775    55.16       100.00
November 2008                      4          1,059,839      0.28      6.111       681           264,960    84.89        32.63
January 2009                       3            833,000      0.22      6.511       660           277,667    87.19       100.00
                               -----       ------------    ------      -----       ---      ------------    -----       ------
TOTAL:                         2,257       $384,975,407    100.00%     7.161%      620      $    170,570    81.84%       52.62%
                               -----       ------------    ------      -----       ---      ------------    -----       ------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                            $145,874,812
Aggregate Original Principal Balance                               $146,160,484
Number of Mortgage Loans                                                  1,139

                                   MINIMUM         MAXIMUM        AVERAGE (1)
                                   -------         -------        -----------
Original Principal Balance         $13,400         $500,000         $128,324
Outstanding Principal Balance      $13,288         $499,137         $128,073

                                   MINIMUM         MAXIMUM       WEIGHTED AVERAGE (2)
                                   -------         -------       --------------------
Original Term (mos)                   120              360                331
Stated remaining Term (mos)           115              359                327
Loan Age (mos)                          1                8                  4
Current Interest Rate               5.220%          13.250%             7.633%
Original Loan-to-Value              19.80%          100.00%             80.78%
Credit Score (4)                      508              803                633

                                   EARLIEST                     LATEST
                                   --------                     ------
Maturity Date                      10/01/13                     02/01/34

LIEN POSITION                        PERCENT OF MORTGAGE POOL
-------------                        ------------------------
1st Lien                                      92.15%
2nd Lien                                       7.85%

OCCUPANCY                            PERCENT OF MORTGAGE POOL
---------                            ------------------------
Primary                                       95.93%
Second Home                                    0.27%
Investment                                     3.80%

LOAN TYPE                            PERCENT OF MORTGAGE POOL
---------                            ------------------------
Fixed Rate                                   100.00%

AMORTIZATION TYPE                    PERCENT OF MORTGAGE POOL
-----------------                    ------------------------
Fully Amortizing                              99.98%
Interest-Only                                  1.76%

YEAR OF ORIGINATION                  PERCENT OF MORTGAGE POOL
-------------------                  ------------------------
2003                                          99.92%
2004                                           0.08%

LOAN PURPOSE                         PERCENT OF MORTGAGE POOL
------------                         ------------------------
Purchase                                      20.01%
Refinance - Rate Term                          9.98%
Refinance - Cashout                           70.01%

PROPERTY TYPE                        PERCENT OF MORTGAGE POOL
-------------                        ------------------------
Single Family                                 84.46%
Rowhouse                                       0.26%
Townhouse                                      0.23%
Condominium                                    3.38%
Two- to Four-Family                            3.62%
Planned Unit Development                       7.76%
Manufactured Housing                           0.29%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE      PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV         DOC
-----------------------    --------------  ------------  ----------  --------    --------   -----------   --------     -------
6.500% or less                   130       $ 26,274,800     18.01%     6.229%      662      $   202,114     74.44%      69.75%
6.501% to 7.000%                 178         32,286,805     22.13      6.833       644          181,387     79.02       63.27
7.001% to 7.500%                 168         25,199,523     17.27      7.330       623          149,997     78.92       71.51
7.501% to 8.000%                 192         26,718,344     18.32      7.823       612          139,158     82.49       58.01
8.001% to 8.500%                 102         11,033,313      7.56      8.326       607          108,170     80.44       55.27
8.501% to 9.000%                  81          8,921,228      6.12      8.756       606          110,139     84.26       65.12
9.001% to 9.500%                  42          3,077,285      2.11      9.336       619           73,269     88.22       65.68
9.501% to 10.000%                 46          2,743,377      1.88      9.788       614           59,639     86.39       74.51
10.001% to 10.500%                22          1,468,298      1.01     10.289       625           66,741     87.73       27.82
10.501% to 11.000%                67          3,319,093      2.28     10.795       668           49,539     99.06       16.78
11.001% to 11.500%                12            507,825      0.35     11.304       644           42,319    100.00       67.34
11.501% to 12.000%                44          2,219,443      1.52     11.947       660           50,442     97.98       16.88
12.001% to 12.500%                23            909,587      0.62     12.399       680           39,547     99.64        4.95
12.501% to 13.000%                31          1,172,510      0.80     12.864       666           37,823    100.00        5.05
13.001% to 13.500%                 1             23,380      0.02     13.250       703           23,380    100.00        0.00
                               -----       ------------    -------    ------       ---      -----------    ------       -----
TOTAL:                         1,139       $145,874,812    100.00%     7.633%      633      $   128,073     80.78%      61.72%
------                         -----       ------------    -------    ------       ---      -----------    ------       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.220% per annum to 13.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.633% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF                                    PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE       PERCENT
REMAINING MONTHS              NUMBER OF      BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL        FULL
TO STATED MATURITY         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE     OUTSTANDING      LTV          DOC
------------------         --------------  ------------  ----------  --------    --------   -----------   --------      -------
109 to 120                         7       $    495,665      0.34%     7.361%      661      $    70,809     77.76%       100.00%
169 to 180                       283         18,247,664     12.51      9.058       647           64,479     86.37         47.60
229 to 240                        87          7,183,101      4.92      8.808       624           82,564     84.54         53.28
289 to 300                         4            435,425      0.30      7.841       585          108,856     72.74        100.00
349 to 360                       758        119,512,958     81.93      7.345       631          157,669     79.74         64.08
                               -----       ------------    ------      -----       ---      -----------     -----        ------
TOTAL:                         1,139       $145,874,812    100.00%     7.633%      633      $   128,073     80.78%        61.72%
                               -----       ------------    ------      -----       ---      -----------     -----        ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 327 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                          WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE       PERCENT
RANGE OF ORIGINAL MORTGAGE      NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING      LTV          DOC
--------------------------   --------------  ------------  ----------  --------  --------   -----------   --------      -------
$50,000 or less                    184       $  6,556,283      4.49%    10.530%    651      $    35,632     92.02%       39.68%
$50,001 to $100,000                340         25,230,762     17.30      8.669     632           74,208     83.22        66.90
$100,001 to $150,000               253         30,998,534     21.25      7.626     619          122,524     78.85        66.28
$150,001 to $200,000               177         30,875,482     21.17      7.217     631          174,438     79.77        63.34
$200,001 to $250,000                83         18,770,323     12.87      7.082     637          226,148     77.18        53.08
$250,001 to $300,000                48         13,068,771      8.96      7.156     631          272,266     80.79        58.45
$300,001 to $350,000                22          7,158,228      4.91      6.828     645          325,374     79.91        62.90
$350,001 to $400,000                18          6,825,218      4.68      7.098     644          379,179     83.23        67.41
$400,001 to $450,000                 6          2,594,812      1.78      6.809     676          432,469     83.42        34.22
$450,001 to $500,000                 8          3,796,398      2.60      6.593     643          474,550     82.24        75.15
                                 -----       ------------    ------      -----     ---      -----------     -----        -----
TOTAL:                           1,139       $145,874,812    100.00%     7.633%    633      $   128,073     80.78%       61.72%
                                 -----       ------------    ------      -----     ---      -----------     -----        -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,288 to approximately $499,137 and the average outstanding principal balance of the Mortgage Loans was approximately $128,073

PRODUCT TYPES

                                             AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                               NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
PRODUCT TYPES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE     OUTSTANDING      LTV          DOC
-------------               --------------  ------------  ----------  --------   --------   -----------   --------      -------
15 Year Balloon Loans             196       $  9,561,607      6.55%    10.561%     668      $    48,784     99.25%        38.07%
10 to 14 Year Fixed Loans           7            495,665      0.34      7.361      661           70,809     77.76        100.00
15 to 19 Year Fixed Loans          87          8,686,057      5.95      7.404      625           99,840     72.19         58.08
20 to 24 Year Fixed Loans          87          7,183,101      4.92      8.808      624           82,564     84.54         53.28
25 to 29 Year Fixed Loans           4            435,425      0.30      7.841      585          108,856     72.74        100.00
30 Year Fixed Loans               758        119,512,958     81.93      7.345      631          157,669     79.74         64.08
                                -----       ------------    ------      -----      ---      -----------     -----        ------
TOTAL:                          1,139       $145,874,812    100.00%     7.633%     633      $   128,073     80.78%        61.72%
                                -----       ------------    ------      -----      ---      -----------     -----        ------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
  STATE DISTRIBUTIONS        NUMBER OF         BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
OF MORTGAGED PROPERTIES    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
-----------------------    --------------   ------------    ----------   --------     --------   -----------    --------   -------
Alabama                          12         $    968,956       0.66%       7.687%        645     $    80,746      85.94%   100.00%
Arizona                          19            1,866,186       1.28        7.803         633          98,220      78.29     55.91
Arkansas                         11              931,703       0.64        7.897         650          84,700      89.68     55.82
California                      359           55,010,182      37.71        7.317         645         153,232      78.78     53.84
Colorado                         13            1,622,060       1.11        7.681         683         124,774      82.18     55.45
Connecticut                      19            2,640,029       1.81        7.590         630         138,949      80.09     48.40
Delaware                          3              411,363       0.28        8.124         633         137,121      70.68     47.38
District of Columbia              1              245,402       0.17        8.000         590         245,402      63.05      0.00
Florida                          93           10,853,310       7.44        7.732         612         116,702      79.34     65.68
Georgia                          25            2,495,090       1.71        8.141         634          99,804      79.60     76.00
Hawaii                            1              480,000       0.33        7.250         657         480,000      80.00      0.00
Idaho                             1              154,890       0.11        8.750         633         154,890      90.00      0.00
Illinois                         43            5,322,532       3.65        7.728         626         123,780      84.21     79.23
Indiana                          30            3,392,974       2.33        8.113         611         113,099      86.63     82.47
Iowa                              5              305,940       0.21        7.559         674          61,188      83.80     58.49
Kansas                            7              526,492       0.36        8.372         651          75,213      87.04     41.31
Kentucky                         13            1,527,890       1.05        7.584         619         117,530      80.73     70.98
Louisiana                        11              770,515       0.53        9.299         592          70,047      79.32     68.82
Maine                             3              551,987       0.38        7.300         648         183,996      87.16     28.34
Maryland                         44            6,023,796       4.13        7.955         612         136,904      82.68     63.33
Massachusetts                    26            4,113,176       2.82        7.631         610         158,199      76.96     56.75
Michigan                         29            2,707,720       1.86        8.032         630          93,370      87.15     70.17
Minnesota                        23            2,742,743       1.88        7.428         633         119,250      83.38     74.93
Mississippi                      12              855,914       0.59        8.044         604          71,326      82.86     73.73
Missouri                         12              995,176       0.68        8.103         608          82,931      80.36     82.31
Nebraska                          1               41,400       0.03       12.350         664          41,400     100.00      0.00
Nevada                           19            1,580,741       1.08        8.223         639          83,197      78.73     57.47
New Hampshire                     4              408,489       0.28        7.078         634         102,122      70.14     44.44
New Jersey                        7            1,624,346       1.11        7.567         612         232,049      83.66     51.92
New York                         13            2,534,049       1.74        7.261         658         194,927      80.05     54.45
North Carolina                    9              746,716       0.51        9.473         604          82,968      86.88     68.39
Ohio                             48            5,138,817       3.52        7.766         616         107,059      80.67     81.30
Oklahoma                          4              178,800       0.12        8.804         583          44,700      77.69     50.74
Oregon                           21            2,154,567       1.48        7.641         649         102,598      86.61     79.91
Pennsylvania                     34            4,592,654       3.15        7.544         627         135,078      84.64     68.25
Rhode Island                      9            1,386,535       0.95        7.649         626         154,059      78.33     58.36
South Carolina                   15            1,411,406       0.97        7.915         631          94,094      81.68     71.42
Tennessee                        23            2,756,574       1.89        8.215         628         119,851      85.06     61.07
Texas                            22            3,205,727       2.20        7.825         629         145,715      79.00     65.04
Utah                              8              746,532       0.51        8.542         646          93,316      84.36     37.91
Virginia                         51            6,503,998       4.46        7.727         622         127,529      81.41     69.03
Washington                       18            1,940,373       1.33        8.210         656         107,798      88.48     66.18
West Virginia                    10              863,571       0.59        7.916         597          86,357      80.19     80.05
Wisconsin                         8              543,496       0.37        8.295         636          67,937      90.96     85.97
                              -----         ------------     ------       ------         ---     -----------     ------     -----
TOTAL:                        1,139         $145,874,812     100.00%       7.633%        633     $   128,073      80.78%    61.72%
                              -----         ------------     ------       ------         ---     -----------     ------     -----

No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                               WEIGHTED    AVERAGE       WEIGHTED
                                           PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE   PERCENT
  RANGE OF ORIGINAL        NUMBER OF        BALANCE        MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL    FULL
LOAN-TO-VALUE RATIOS    MORTGAGE LOANS    OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING       LTV       DOC
--------------------    --------------   ------------     ----------   --------    --------   -----------    --------   -------
50.00% or less                45         $  4,918,410        3.37%      7.390%        602     $   109,298      42.66%    50.77%
50.01% to 55.00%              17            2,440,572        1.67       6.887         612         143,563      52.31     42.93
55.01% to 60.00%              27            3,401,459        2.33       6.792         624         125,980      57.57     65.41
60.01% to 65.00%              35            4,565,804        3.13       7.114         615         130,452      63.02     46.32
65.01% to 70.00%              79           11,327,326        7.77       7.047         619         143,384      68.52     71.79
70.01% to 75.00%              75           12,084,186        8.28       7.100         611         161,122      73.75     69.58
75.01% to 80.00%             237           36,977,834       25.35       7.269         630         156,025      79.56     59.76
80.01% to 85.00%             143           21,347,255       14.63       7.478         622         149,282      84.37     67.28
85.01% to 90.00%             174           28,378,158       19.45       7.638         641         163,093      89.50     59.92
90.01% to 95.00%              44            5,480,953        3.76       7.808         657         124,567      94.55     91.25
95.01% to 100.00%            263           14,952,854       10.25      10.105         678          56,855      99.92     47.74
                           -----         ------------      ------      ------         ---     -----------      -----     -----
TOTAL:                     1,139         $145,874,812      100.00%      7.633%        633     $   128,073      80.78%    61.72%
                           -----         ------------      ------      ------         ---     -----------      -----     -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.80% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.85% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.78%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.86%.

LOAN PURPOSE

                                           AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                           PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                           NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
    LOAN PURPOSE        MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
---------------------   --------------   ------------    ----------   --------     --------   -----------    ---------  -------
Refinance - Cashout           716        $102,126,245       70.01%     7.413%        623      $   142,634      79.09%    67.64%
Purchase                      322          29,191,544       20.01      8.569         665           90,657      89.06     40.22
Refinance - Rate/Term         101          14,557,023        9.98      7.297         637          144,129      76.04     63.32
                            -----        ------------      ------      -----         ---      -----------      -----     -----
TOTAL:                      1,139        $145,874,812      100.00%     7.633%        633      $   128,073      80.78%    61.72%
                            -----        ------------      ------      -----         ---      -----------      -----     -----

-----------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

PROPERTY TYPE

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                             NUMBER OF         BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
     PROPERTY TYPE         MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
------------------------   --------------   ------------    ----------   --------     --------   -----------    --------   -------
Single Family                    964        $123,207,715       84.46%      7.607%       632      $   127,809      80.48%    60.66%
Rowhouse                           3             383,261        0.26       7.985        585          127,754      68.29     35.97
Townhouse                          2             328,917        0.23       8.408        565          164,459      84.66    100.00
Condominium                       49           4,927,841        3.38       8.240        645          100,568      86.45     66.29
Two- to Four-Family               28           5,280,317        3.62       7.374        633          188,583      78.88     80.32
Manufactured Housing               5             420,487        0.29       7.561        677           84,097      83.75    100.00
Planned Unit Development          88          11,326,273        7.76       7.743        640          128,708      82.64     60.93
                               -----        ------------      ------       -----        ---      -----------      -----    ------
TOTAL:                         1,139        $145,874,812      100.00%      7.633%       633      $   128,073      80.78%    61.72%
                               -----        ------------      ------       -----        ---      -----------      -----    ------

DOCUMENTATION

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
    DOCUMENTATION          MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
--------------------       --------------   ------------    ----------   --------     --------   -----------    --------   -------
Full Documentation               678        $ 90,031,119       61.72%      7.419%        625     $   132,789      80.85%   100.00%
Stated Documentation             449          53,760,720       36.85       8.004         645         119,734      80.65      0.00
Lite Documentation                12           2,082,973        1.43       7.271         636         173,581      80.97      0.00
                               -----        ------------      ------       -----         ---     -----------      -----    ------
TOTAL:                         1,139        $145,874,812      100.00%      7.633%        633     $   128,073      80.78%    61.72%
                               -----        ------------      ------       -----         ---     -----------      -----    ------

OCCUPANCY

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
OCCUPANCY                  MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
---------                  --------------   ------------    ----------   --------     --------   -----------    --------   -------
Primary                         1,085       $139,937,747       95.93%     7.623%        631      $   128,975      80.94%    61.56%
Investment                         50          5,543,852        3.80      7.825         671          110,877      77.14     68.97
Second Home                         4            393,213        0.27      8.298         653           98,303      75.84     16.01
                                -----       ------------      ------      -----         ---      -----------      -----     -----
TOTAL:                          1,139       $145,874,812      100.00%     7.633%        633      $   128,073      80.78%    61.72%
                                -----       ------------      ------      -----         ---      -----------      -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

-------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
MORTGAGE LOAN AGE             NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
    SUMMARY                MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
-----------------          --------------   ------------    ----------   --------     --------   -----------    --------   -------
1                                   8       $    772,710        0.53%      7.641%        617     $    96,589      80.22%    85.67%
2                                 205         22,290,447       15.28       7.949         636         108,734      83.31     60.44
3                                 298         37,197,692       25.50       7.688         629         124,824      79.60     51.74
4                                 394         52,893,275       36.26       7.620         635         134,247      80.33     60.45
5                                 180         24,538,435       16.82       7.502         629         136,325      82.14     75.62
6                                  46          7,040,880        4.83       7.060         632         153,063      78.09     76.25
7                                   6            753,625        0.52       6.630         637         125,604      80.28    100.00
8                                   2            387,747        0.27       6.613         666         193,874      73.89      0.00
                                -----       ------------      ------       -----         ---     -----------      ------   ------
TOTAL:                          1,139       $145,874,812      100.00%      7.633%        633     $   128,073      80.78%    61.72%
                                -----       ------------      ------       -----         ---     -----------      ------   ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
ORIGINAL PREPAYMENT           NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
   PENALTY TERM            MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
-------------------        --------------   ------------    ----------   --------     --------   -----------    --------   -------
None                              79        $  7,727,943        5.30%      8.450%       635      $    97,822     84.43%     67.00%
12 Months                         45           5,595,760        3.84       8.179        645          124,350     83.05      43.87
13 Months                          5             673,349        0.46       8.258        652          134,670     82.15      24.77
24 Months                        170          12,636,499        8.66       9.317        653           74,332     91.65      47.79
30 Months                          1              43,655        0.03       8.625        556           43,655     85.00     100.00
36 Months                        618          89,400,528       61.29       7.349        634          144,661     79.21      63.87
48 Months                          5             720,943        0.49       6.720        668          144,189     80.98     100.00
60 Months                        216          29,076,135       19.93       7.458        617          134,612     79.44      63.05
                               -----        ------------      ------       -----        ---      -----------     ------    ------
TOTAL:                         1,139        $145,874,812      100.00%      7.633%       633      $   128,073     80.78%     61.72%
                               -----        ------------      ------       -----        ---      -----------     ------    ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 39 months.

-------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL FIXED COLLATERAL SUMMARY

CREDIT SCORES

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
RANGE OF CREDIT SCORES     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
----------------------     --------------   ------------    ----------   --------     --------   -----------    --------   -------
508 to 525                         5        $    703,691        0.48%     7.977%        516      $   140,738      69.03%   100.00%
526 to 550                        67           7,990,913        5.48      8.094         540          119,267      71.40     82.02
551 to 575                       112          14,725,710       10.09      7.783         564          131,480      74.48     77.50
576 to 600                       124          15,472,645       10.61      7.794         588          124,779      77.93     64.68
601 to 625                       189          26,907,197       18.45      7.581         613          142,366      80.09     65.00
626 to 650                       238          31,118,126       21.33      7.569         637          130,748      82.80     57.86
651 to 675                       155          19,071,141       13.07      7.654         663          123,040      83.10     56.04
676 to 700                       120          14,109,238        9.67      7.593         687          117,577      84.37     48.30
701 to 725                        57           7,196,996        4.93      7.408         712          126,263      85.87     47.59
726 to 750                        39           4,796,430        3.29      7.303         736          122,985      87.01     56.58
751 to 775                        21           2,210,851        1.52      7.315         761          105,279      86.11     51.58
776 to 800                        11           1,389,374        0.95      7.013         788          126,307      79.90     64.46
801 to 803                         1             182,500        0.13      5.990         803          182,500     100.00    100.00
                               -----        ------------      ------      -----         ---      -----------     ------    ------
TOTAL:                         1,139        $145,874,812      100.00%      7.63%        633      $   128,073      80.78%    61.72%
                               -----        ------------      ------      -----         ---      -----------     ------    ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 508 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 633.

CREDIT GRADE

                                              AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE   PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL
CREDIT GRADE               MORTGAGE LOANS    OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV        DOC
------------               --------------   ------------    ----------   --------     --------   -----------    --------   -------
A+                               632        $ 78,791,206       54.01%     7.586%        669      $   124,670      84.11%   53.35%
A                                158          22,387,405       15.35      7.533         615          141,692      80.81    61.48
A-                               189          24,740,260       16.96      7.638         590          130,901      76.16    73.08
B                                106          13,739,472        9.42      7.936         567          129,618      75.49    74.93
C                                 34           3,692,867        2.53      7.795         541          108,614      66.61    93.57
C-                                20           2,523,602        1.73      8.026         553          126,180      71.24    95.13
                               -----        ------------      ------      -----         ---      -----------     ------    -----
TOTAL:                         1,139        $145,874,812      100.00%     7.633%        633      $   128,073      80.78%   61.72%
                               -----        ------------      ------      -----         ---      -----------     ------    -----

-------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance          $384,975,407
Aggregate Original Principal Balance             $385,404,622
Number of Mortgage Loans                                2,257

                                         MINIMUM                     MINIMUM             AVERAGE (1)
                                         -------                    ---------            -----------
Original Principal Balance               $35,020                    $ 582,250            $   170,760
Outstanding Principal Balance            $34,994                    $ 582,250            $   170,570

                                        MINIMUM                     MAXIMUM            WEIGHTED AVERAGE (2)
                                        -------                     -------            --------------------
Original Term (mos)                        360                         360                      360
Stated remaining Term (mos)                352                         359                      357
Loan Age (mos)                               1                           8                        3
Current Interest Rate                    4.625%                     11.900%                   7.161%
Initial Interest Rate Cap (3)            0.000%                      6.000%                   2.977%
Periodic Rate Cap (3)                    1.000%                      1.500%                   1.134%
Gross Margin (3)                         2.000%                     10.980%                   6.630%
Maximum Mortgage Rate (3)               10.625%                     18.900%                  13.485%
Minimum Mortgage Rate (3)                2.000%                     11.900%                   7.001%
Months to Roll (3)                           4                          58                       23
Original Loan-to-Value                   24.00%                     100.00%                   81.84%
Credit Score (4)                           500                         795                      620

                                                                    EARLIEST                   LATEST
                                                                    --------                  --------
Maturity Date                                                       07/01/33                  02/01/34

LIEN POSITION                    PERCENT OF MORTGAGE POOL
-------------                    ------------------------
1st Lien                                 100.00%

OCCUPANCY                        PERCENT OF MORTGAGE POOL
---------                        ------------------------
Primary                                   95.29%
Second Home                                0.85%
Investment                                 3.86%

LOAN TYPE                        PERCENT OF MORTGAGE POOL
---------                        ------------------------
ARM                                      100.00%

AMORTIZATION TYPE                PERCENT OF MORTGAGE POOL
-----------------                ------------------------
Fully Amortizing                          91.56%
Interest-Only                              8.44%

YEAR OF ORIGINATION              PERCENT OF MORTGAGE POOL
-------------------              ------------------------
2003                                      99.61%
2004                                       0.39%

     LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
---------------------             ------------------------
Purchase                                  33.17%
Refinance - Rate Term                      7.13%
Refinance - Cashout                       59.71%

     PROPERTY TYPE                PERCENT OF MORTGAGE POOL
------------------------          ------------------------
Single Family                             78.24%
Rowhouse                                   0.02%
Townhouse                                  0.49%
Condominium                                5.52%
Two- to Four-Family                        3.29%
Planned Unit Development                  12.42%
Manufactured Housing                       0.03%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

----------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

MORTGAGE RATES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                             NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
-----------------------   --------------   ------------   ----------   --------   --------   -----------   --------   -------------
6.500% or less                  494        $100,764,496      26.17%      6.172%      648     $   203,977     79.82%       52.99%
6.501% to 7.000%                528         103,043,643      26.77       6.847       623         195,158     81.21        50.29
7.001% to 7.500%                398          66,662,067      17.32       7.315       613         167,493     82.99        48.72
7.501% to 8.000%                414          64,083,686      16.65       7.802       602         154,792     83.19        51.51
8.001% to 8.500%                167          21,755,677       5.65       8.300       596         130,274     82.89        65.73
8.501% to 9.000%                141          16,907,887       4.39       8.787       592         119,914     85.23        63.83
9.001% to 9.500%                 65           7,274,746       1.89       9.304       597         111,919     85.95        65.72
9.501% to 10.000%                38           3,355,268       0.87       9.804       577          88,297     83.00        51.68
10.001% to 10.500%                8             875,420       0.23      10.228       559         109,427     75.37        17.04
10.501% to 11.000%                2             126,644       0.03      10.719       556          63,322     69.14        27.63
11.001% to 11.500%                1              76,473       0.02      11.100       529          76,473     75.00       100.00
11.501% to 12.000%                1              49,400       0.01      11.900       576          49,400     65.00         0.00
                              -----        ------------     ------      ------       ---     -----------     -----       ------
TOTAL:                        2,257        $384,975,407     100.00%      7.161%      620     $   170,570     81.84%       52.62%
                              -----        ------------     ------      ------       ---     -----------     -----       ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 11.900% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.161% per annum.

REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
     RANGE OF                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
 REMAINING MONTHS            NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL
TO STATED MATURITY        MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
------------------        --------------   ------------   ----------   --------   --------   -----------   --------   -------------
349 to 360                      2257       $384,975,407     100.00%     7.161%      620      $   170,570     81.84%       52.62%
                               -----       ------------     ------      -----       ---      -----------     -----        -----
TOTAL:                         2,257       $384,975,407     100.00%     7.161%      620      $   170,570     81.84%       52.62%
                               -----       ------------     ------      -----       ---      -----------     -----        -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 357 months.

-----------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARy

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                              AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE     PRINCIPAL     AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT       BALANCE     ORIGINAL       FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE     OUTSTANDING     LTV      DOCUMENTATION
--------------------------  --------------  ------------   ----------   --------  --------   -----------   --------   -------------
$50,000 or less                    36       $  1,615,489      0.42%      8.653%     597      $    44,875     75.52%       79.70%
$50,001 to $100,000               430         33,319,006      8.65       7.892      616           77,486     81.20        60.29
$100,001 to $150,000              674         83,698,075     21.74       7.373      617          124,181     81.56        57.94
$150,001 to $200,000              449         77,857,135     20.22       7.132      618          173,401     81.72        54.73
$200,001 to $250,000              279         62,289,657     16.18       7.011      620          223,260     81.60        46.45
$250,001 to $300,000              180         49,219,957     12.79       6.901      628          273,444     81.49        39.79
$300,001 to $350,000               96         30,913,069      8.03       6.961      627          322,011     83.17        45.03
$350,001 to $400,000               65         24,324,283      6.32       6.915      636          374,220     83.71        42.77
$400,001 to $450,000               30         12,717,819      3.30       6.862      605          423,927     83.52        79.87
$450,001 to $500,000               12          5,822,650      1.51       6.734      627          485,221     81.19        75.70
$500,001 to $550,000                5          2,616,017      0.68       6.635      584          523,203     78.39        80.38
$550,001 to $600,000                1            582,250      0.15       6.500      621          582,250     85.00       100.00
                                -----       ------------    ------       -----      ---      -----------     -----       ------
TOTAL:                          2,257       $384,975,407    100.00%      7.161%     620      $   170,570     81.84%       52.62%
                                -----       ------------    ------       -----      ---      -----------     -----       ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $34,994 to approximately $582,250 and the average outstanding principal balance of the Mortgage Loans was approximately $170,570.

PRODUCT TYPES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                             NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL
PRODUCT TYPES             MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
------------------        --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Six-Month and 1/29
 LIBOR Loans                       3       $    378,834       0.10%     7.551%       622     $   126,278     84.40%       51.08%
2/28 LIBOR ARM                 1,916        320,395,409      83.22      7.197        621         167,221     82.08        51.92
3/27 LIBOR ARM                   329         61,824,776      16.06      7.004        613         187,917     80.67        55.59
5/25 LIBOR ARM                     9          2,376,389       0.62      6.234        689         264,043     79.65        69.95
                               -----       ------------     ------      -----        ---     -----------     -----        -----
TOTAL:                         2,257       $384,975,407     100.00%     7.161%       620     $   170,570     81.84%       52.62%
                               -----       ------------     ------      -----        ---     -----------     -----        -----

-----------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
  STATE DISTRIBUTIONS        NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
-----------------------   --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Alabama                          33        $  3,066,462      0.80%      8.251%       607     $    92,923     84.67%       75.21%
Arizona                          50           7,698,384      2.00       7.076        641         153,968     85.42        48.50
Arkansas                         13           1,527,884      0.40       7.816        609         117,530     87.84        71.68
California                      613         142,030,774     36.89       6.693        627         231,698     80.76        46.50
Colorado                         72          11,553,696      3.00       6.900        645         160,468     82.89        37.58
Connecticut                      37           5,935,785      1.54       7.698        605         160,427     83.86        58.47
Delaware                          6           1,266,413      0.33       8.143        608         211,069     87.47        75.05
District of Columbia              1             136,000      0.04       6.000        602         136,000     80.00       100.00
Florida                         146          21,659,889      5.63       7.503        617         148,355     82.56        44.85
Georgia                          77          10,357,985      2.69       7.799        615         134,519     82.20        70.64
Idaho                             1             135,000      0.04       9.150        590         135,000     94.41       100.00
Illinois                        119          20,297,125      5.27       7.340        617         170,564     79.63        51.72
Indiana                          38           4,932,964      1.28       7.450        616         129,815     87.13        68.41
Iowa                              9             902,994      0.23       7.578        618         100,333     82.88        74.73
Kansas                           16           2,322,263      0.60       7.482        599         145,141     82.81        60.37
Kentucky                         20           2,321,761      0.60       7.558        614         116,088     86.48        63.42
Louisiana                        30           2,255,265      0.59       8.608        600          75,175     81.48        69.53
Maine                             4             478,807      0.12       7.506        606         119,702     83.17        49.77
Maryland                         77          15,252,501      3.96       7.351        589         198,084     82.60        86.24
Massachusetts                    75          15,481,580      4.02       7.298        610         206,421     77.72        52.09
Michigan                         71           9,352,078      2.43       7.565        614         131,719     82.51        48.24
Minnesota                        43           7,236,620      1.88       7.204        633         168,293     80.86        37.09
Mississippi                      14           1,612,552      0.42       8.173        611         115,182     85.16        33.09
Missouri                         46           5,562,886      1.44       7.621        609         120,932     85.21        60.47
Nebraska                         14           1,742,255      0.45       8.052        607         124,447     86.76        54.39
Nevada                           50           8,401,144      2.18       7.115        650         168,023     83.74        48.61
New Hampshire                    22           2,933,365      0.76       7.643        629         133,335     82.36        62.16
New Jersey                       15           3,191,083      0.83       7.348        580         212,739     80.32        86.81
New Mexico                        2             620,417      0.16       8.857        604         310,209     90.00         0.00
New York                         27           5,488,842      1.43       7.222        589         203,290     76.50        55.19
North Carolina                   39           5,179,837      1.35       7.875        618         132,816     84.38        61.47
Ohio                             72           8,454,512      2.20       7.500        611         117,424     84.48        63.67
Oklahoma                          1             139,441      0.04       5.550        757         139,441    100.00       100.00
Oregon                           23           3,801,854      0.99       7.048        649         165,298     82.49        24.77
Pennsylvania                     43           5,668,252      1.47       7.666        595         131,820     87.29        74.69
Rhode Island                     25           3,917,195      1.02       7.219        588         156,688     73.01        62.50
South Carolina                   22           2,120,091      0.55       8.401        595          96,368     84.69        59.19
South Dakota                      2              97,769      0.03       7.659        616          48,884     77.03        40.06
Tennessee                        27           2,751,679      0.71       7.539        631         101,914     85.02        62.40
Texas                           108          12,752,258      3.31       7.496        648         118,076     83.29        29.86
Utah                             15           2,254,732      0.59       6.964        657         150,315     84.46        54.17
Virginia                         80          13,582,316      3.53       7.331        601         169,779     83.07        71.58
Washington                       27           4,755,503      1.24       6.954        626         176,130     82.02        50.78
West Virginia                     6             780,097      0.20       7.347        585         130,016     86.35       100.00
Wisconsin                        25           2,909,319      0.76       7.403        607         116,373     80.56        63.06
Wyoming                           1              55,775      0.01       6.000        696          55,775     80.00         0.00
                              -----        ------------    ------       -----        ---     -----------     -----       ------
TOTAL:                        2,257        $384,975,407    100.00%      7.161%       620     $   170,570     81.84%       52.62%
                              -----        ------------    ------       -----        ---     -----------     -----       ------

No more than approximately 0.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
 RANGE OF ORIGINAL           NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
--------------------      --------------   ------------   ----------   --------   --------   -----------   --------   -------------
50.00% or less                   40        $  4,984,822       1.29%     7.598%      575      $   124,621    41.02%        44.72%
50.01% to 55.00%                 22           4,071,871       1.06      6.638       575          185,085    52.87         64.52
55.01% to 60.00%                 29           4,375,793       1.14      7.265       576          150,889    57.86         62.60
60.01% to 65.00%                 51           8,270,835       2.15      7.250       574          162,173    63.40         44.56
65.01% to 70.00%                 83          12,194,221       3.17      7.174       577          146,918    68.64         47.89
70.01% to 75.00%                175          28,382,224       7.37      7.226       590          162,184    73.77         57.88
75.01% to 80.00%                822         141,936,946      36.87      6.839       641          172,673    79.66         37.52
80.01% to 85.00%                343          63,118,457      16.40      7.213       595          184,019    84.36         65.11
85.01% to 90.00%                494          85,932,454      22.32      7.448       627          173,952    89.58         52.50
90.01% to 95.00%                135          22,245,690       5.78      7.603       624          164,783    94.78         92.61
95.01% to 100.00%                63           9,462,096       2.46      7.645       668          150,192    99.46         94.60
                              -----        ------------     ------      -----       ---      -----------    -----         -----
TOTAL:                        2,257        $384,975,407     100.00%     7.161%      620      $   170,570    81.84%        52.62%
                              -----        ------------     ------      -----       ---      -----------    -----         -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 24.00% to 100.00%.

LOAN PURPOSE

                                             AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                             NUMBER OF        BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL
    LOAN PURPOSE          MORTGAGE LOANS    OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
---------------------     --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Refinance - Cashout           1,314        $229,859,375      59.71%     7.199%      601      $   174,931     80.75%       61.07%
Purchase                        780         127,679,876      33.17      7.086       656          163,692     83.41        37.72
Refinance - Rate/Term           163          27,436,156       7.13      7.186       616          168,320     83.70        51.12
                              -----        ------------     ------      -----       ---      -----------     -----        -----
TOTAL:                        2,257        $384,975,407     100.00%     7.161%      620      $   170,570     81.84%       52.62%
                              -----        ------------     ------      -----       ---      -----------     -----        -----

-----------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                  COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]              SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                  SERIES 2004-BC1
                                  TOTAL ARM COLLATERAL SUMMARY

PROPERTY TYPE

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
    PROPERTY TYPE         MORTGAGE LOANS   OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
    -------------         --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Single Family                 1,817       $ 301,203,950    78.24%     7.176%     618     $   165,770   81.91%       51.58%
Rowhouse                          1              76,000     0.02      7.250      712          76,000  100.00       100.00
Townhouse                        13           1,872,763     0.49      7.333      645         144,059   84.28        33.40
Condominium                     124          21,235,233     5.52      6.861      643         171,252   82.24        54.69
Two- to Four-Family              70          12,646,579     3.29      7.313      630         180,665   74.08        56.93
Manufactured Housing              2             133,195     0.03      8.220      570          66,598   72.11       100.00
Planned Unit Development        230          47,807,687    12.42      7.146      620         207,860   83.15        57.61
                              -----       -------------   ------      -----      ---     -----------   -----       ------
TOTAL:                        2,257       $ 384,975,407   100.00%     7.161%     620     $   170,570   81.84%       52.62%
                              -----       -------------   ------      -----      ---     -----------   -----       ------

DOCUMENTATION

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
    DOCUMENTATION         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
    -------------         --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Full Documentation            1,239       $ 202,566,449    52.62%     7.193%     601     $   163,492   83.02%     100.00%
Stated Documentation            996         177,410,053    46.08      7.132      643         178,123   80.49        0.00
Lite Documentation               22           4,998,905     1.30      6.847      623         227,223   82.06        0.00
                              -----       -------------   ------      -----      ---     -----------   -----      ------
TOTAL:                        2,257       $ 384,975,407   100.00%     7.161%     620     $   170,570   81.84%      52.62%
                              -----       -------------   ------      -----      ---     -----------   -----      ------

OCCUPANCY

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                             NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     OCCUPANCY            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
     ---------            --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Primary                       2,111       $ 366,832,419    95.29%     7.134%      619    $   173,772   81.93%     52.51%
Investment                      127          14,863,428     3.86      7.580       661        117,035   79.30      62.21
Second Home                      19           3,279,560     0.85      8.244       640        172,608   83.94      20.99
                              -----       -------------   ------      -----       ---    -----------   -----      -----
TOTAL:                        2,257       $ 384,975,407   100.00%     7.161%      620    $   170,570   81.84%     52.62%
                              -----       -------------   ------      -----       ---    -----------   -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

---------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
   MORTGAGE LOAN AGE         NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
       SUMMARY            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
   -----------------      --------------  -------------  ----------  --------  --------  -----------  --------  -------------
1                              37         $   4,868,830     1.26%     7.375%     603     $   131,590   81.40%      66.48%
2                             576            94,740,379    24.61      7.322      620         164,480   81.49       55.27
3                             609           103,465,818    26.88      7.160      621         169,895   81.83       51.94
4                             728           129,344,274    33.60      7.082      622         177,671   82.02       49.58
5                             264            45,408,593    11.80      7.094      616         172,002   82.21       55.34
6                              39             6,485,408     1.68      6.760      639         166,293   81.22       57.46
7                               3               592,210     0.15      6.317      612         197,403   84.06       40.66
8                               1                69,895     0.02      8.490      646          69,895   73.74        0.00
                            -----         -------------   ------      -----      ---     -----------   -----       -----
TOTAL:                      2,257         $ 384,975,407   100.00%     7.161%     620     $   170,570   81.84%      52.62%
                            -----         -------------   ------      -----      ---     -----------   -----       -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    PERCENT
  ORIGINAL PREPAYMENT       NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     PENALTY TERM         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
  -------------------     --------------  -------------  ----------  --------  --------  -----------  --------  -------------
None                            218       $  33,198,313     8.62%     7.699%      618    $   152,286   80.04%       55.66%
6 Months                          3             442,840     0.12      6.942       629        147,613   87.64         0.00
12 Months                       107          20,881,061     5.42      7.257       615        195,150   79.13        49.81
13 Months                         4             896,449     0.23      6.724       670        224,112   81.91        19.06
24 Months                     1,533         260,284,804    67.61      7.117       623        169,788   82.46        51.03
30 Months                         1             271,038     0.07      8.765       682        271,038   90.00         0.00
36 Months                       364          65,725,056    17.07      7.013       613        180,563   80.99        58.94
48 Months                         1             216,750     0.06      5.750       594        216,750   85.00       100.00
60 Months                        26           3,059,097     0.79      7.667       598        117,658   83.62        57.18
                              -----       -------------   ------      -----       ---    -----------   -----       ------
TOTAL:                        2,257       $ 384,975,407   100.00%     7.161%      620    $   170,570   81.84%       52.62%
                              -----       -------------   ------      -----       ---    -----------   -----       ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

---------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
----------------------    --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Not Available                     2       $     211,877     0.06%     8.742%        0    $   105,939   62.57%      30.66%
500 to 500                        1             169,778     0.04      8.150       500        169,778   80.00        0.00
501 to 525                       37           5,133,218     1.33      7.963       520        138,736   70.39       83.50
526 to 550                      241          39,108,196    10.16      7.525       539        162,275   75.33       86.13
551 to 575                      296          46,358,902    12.04      7.473       563        156,618   78.54       73.95
576 to 600                      360          60,789,524    15.79      7.359       588        168,860   81.99       60.64
601 to 625                      334          60,374,734    15.68      7.220       614        180,763   84.44       56.62
626 to 650                      333          57,759,611    15.00      7.068       638        173,452   84.46       45.80
651 to 675                      281          50,897,795    13.22      6.959       662        181,131   84.16       29.37
676 to 700                      184          32,382,202     8.41      6.744       686        175,990   82.44       26.25
701 to 725                       97          15,772,150     4.10      6.558       713        162,599   82.62       25.64
726 to 750                       56          10,468,221     2.72      6.540       736        186,933   82.37       30.14
751 to 775                       27           4,328,900     1.12      6.503       762        160,330   81.59       42.75
776 to 795                        8           1,220,300     0.32      6.329       784        152,537   80.93       20.40
                              -----       -------------   ------      -----       ---    -----------   -----       -----
TOTAL:                        2,257       $ 384,975,407   100.00%      7.16%      620    $   170,570   81.84%      52.62%
                              -----       -------------   ------      -----       ---    -----------   -----       -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 620.

CREDIT GRADE

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     CREDIT GRADE         MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
     ------------         --------------  -------------  ----------  --------  --------  -----------  --------  -------------
A+                               986      $ 176,056,556    45.73%     6.873%     668     $   178,556   83.77%      34.79%
A                                325         55,798,643    14.49      7.323      611         171,688   85.13       52.63
A-                               435         72,264,685    18.77      7.281      586         166,126   80.98       63.74
B                                303         48,151,454    12.51      7.517      562         158,916   78.80       77.88
C                                137         21,113,481     5.48      7.493      537         154,113   73.33       87.66
C-                                71         11,590,588     3.01      7.912      542         163,248   70.19       85.23
                               -----      -------------   ------      -----      ---     -----------   -----       -----
TOTAL:                         2,257      $ 384,975,407   100.00%     7.161%     620     $   170,570   81.84%      52.62%
                               -----      -------------   ------      -----      ---     -----------   -----       -----

---------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

MARGINS

                                            AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
   RANGE OF MARGINS       MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
   ----------------       --------------  -------------  ----------  --------  --------  -----------  --------  -------------
1.501% to 2.000%                   2      $     359,614     0.09%      7.216%     639    $   179,807   82.30%       53.95%
2.501% to 3.000%                   1            170,849     0.04       6.625      603        170,849   90.00       100.00
3.001% to 3.500%                   5          1,226,694     0.32       4.988      698        245,339   79.29        77.20
3.501% to 4.000%                   2            462,000     0.12       5.341      664        231,000   74.51        63.42
4.001% to 4.500%                  26          6,389,831     1.66       5.918      641        245,763   79.21        72.68
4.501% to 5.000%                  82         17,723,049     4.60       6.126      648        216,135   78.29        55.53
5.001% to 5.500%                 167         37,597,348     9.77       6.414      643        225,134   78.99        41.29
5.501% to 6.000%                 262         51,724,460    13.44       6.577      640        197,422   81.72        47.50
6.001% to 6.500%                 347         64,816,273    16.84       6.796      629        186,790   82.58        49.44
6.501% to 7.000%                 438         79,017,271    20.53       7.112      612        180,405   82.08        56.06
7.001% to 7.500%                 361         54,149,138    14.07       7.597      603        149,998   81.82        52.28
7.501% to 8.000%                 228         32,602,044     8.47       8.004      601        142,991   83.76        55.69
8.001% to 8.500%                 156         19,347,206     5.03       8.475      597        124,021   82.77        62.74
8.501% to 9.000%                  94         10,883,418     2.83       8.935      596        115,781   84.29        68.91
9.001% to 9.500%                  59          6,041,084     1.57       9.243      601        102,391   87.77        49.40
9.501% to 10.000%                 20          1,883,593     0.49       9.942      575         94,180   84.09        40.52
10.001% to 10.500%                 6            505,064     0.13      10.349      531         84,177   54.12        21.27
10.501% to 11.000%                 1             76,473     0.02      11.100      529         76,473   75.00       100.00
                               -----      -------------   ------      ------      ---    -----------   -----       ------
TOTAL:                         2,257      $ 384,975,407   100.00%      7.161%     620    $   170,570   81.84%       52.62%
                               -----      -------------   ------      ------      ---    -----------   -----       ------


As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.980% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.630% per annum.

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL ARM COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
 RANGE OF MAXIMUM           NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
  MORTGAGE RATES          MORTGAGE LOANS  OUTSTANDING       POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
 ----------------         --------------  -------------  ----------  --------  --------  -----------  --------  -------------
13.000% or less                 704       $ 145,377,891    37.76%      6.478%    628     $   206,503   80.12%       59.20%
13.001% to 13.500%              400          73,409,471    19.07       6.956     626         183,524   82.37        48.41
13.501% to 14.000%              456          74,014,050    19.23       7.395     619         162,312   82.66        46.92
14.001% to 14.500%              249          35,509,510     9.22       7.730     614         142,608   82.72        47.95
14.501% to 15.000%              249          34,122,637     8.86       8.178     604         137,039   83.62        47.38
15.001% to 15.500%              110          12,896,277     3.35       8.774     599         117,239   85.24        62.94
15.501% to 16.000%               55           6,271,711     1.63       9.105     586         114,031   84.25        50.32
16.001% to 16.500%               11           1,206,572     0.31       9.375     603         109,688   82.52        72.75
16.501% to 17.000%               14           1,278,392     0.33       9.807     585          91,314   83.19        55.26
17.001% to 17.500%                7             804,503     0.21      10.273     562         114,929   79.75        19.04
17.501% to 18.000%                1              34,994     0.01      10.900     595          34,994   80.00       100.00
18.501% to 19.000%                1              49,400     0.01      11.900     576          49,400   65.00         0.00
                              -----       -------------   ------      ------     ---     -----------   -----       ------
TOTAL:                        2,257       $ 384,975,407   100.00%      7.161%    620     $   170,570   81.84%       52.62%
                              -----       -------------   ------      ------     ---     -----------   -----       ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.485% per annum.

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                             NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
July 2004                          1       $     131,373     0.03%     6.500%     683     $   131,373   80.00%        0.00%
December 2004                      1              53,961     0.01      7.600      631          53,961   75.00         0.00
January 2005                       1             193,500     0.05      8.250      579         193,500   90.00       100.00
July 2005                          1              69,895     0.02      8.490      646          69,895   73.74         0.00
August 2005                        3             592,210     0.15      6.317      612         197,403   84.06        40.66
September 2005                    35           5,931,429     1.54      6.751      643         169,469   82.16        57.15
October 2005                     240          40,863,800    10.61      7.106      614         170,266   82.58        55.61
November 2005                    614         107,042,994    27.81      7.093      622         174,337   82.01        49.68
December 2005                    476          79,268,292    20.59      7.221      624         166,530   82.43        50.66
January 2006                     514          82,414,159    21.41      7.381      621         160,339   81.59        53.40
February 2006                     33           4,212,630     1.09      7.422      605         127,655   81.70        62.69
September 2006                     4             553,980     0.14      6.855      602         138,495   71.13        60.73
October 2006                      22           4,061,243     1.05      7.104      614         184,602   81.63        47.35
November 2006                    110          21,241,441     5.52      7.072      617         193,104   81.93        49.95
December 2006                    132          24,143,566     6.27      6.958      612         182,906   79.87        56.24
January 2007                      57          11,168,347     2.90      6.939      609         195,936   80.20        65.57
February 2007                      4             656,200     0.17      7.069      591         164,050   79.46        90.86
October 2008                       2             483,550     0.13      6.024      757         241,775   55.16       100.00
November 2008                      4           1,059,839     0.28      6.111      681         264,960   84.89        32.63
January 2009                       3             833,000     0.22      6.511      660         277,667   87.19       100.00
                               -----       -------------   ------      -----      ---     -----------   -----       ------
TOTAL:                         2,257       $ 384,975,407   100.00%     7.161%     620     $   170,570   81.84%       52.62%
                               -----       -------------   ------      -----      ---     -----------   -----       ------

------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                 $429,548,320
Aggregate Original Principal Balance                    $430,120,078
Number of Mortgage Loans                                       2,938

                                     MINIMUM       MAXIMUM        AVERAGE (1)
                                     -------       -------        -----------
Original Principal Balance           $13,400       $480,000        $146,399
Outstanding Principal Balance        $13,288       $480,000        $146,204

                                     MINIMUM       MAXIMUM        WEIGHTED AVERAGE (2)
                                     -------       -------        --------------------
Original Term (mos)                     120            360                  353
Stated remaining Term (mos)             115            359                  350
Loan Age (mos)                            1              8                    3
Current Interest Rate                 4.625%        13.250%               7.321%
Initial Interest Rate Cap (3)         0.000%         6.000%               2.978%
Periodic Rate Cap (3)                 1.000%         1.500%               1.140%
Gross Margin (3)                      2.000%        10.980%               6.702%
Maximum Mortgage Rate (3)            10.625%        18.900%              13.549%
Minimum Mortgage Rate (3)             2.000%        11.900%               7.069%
Months to Roll (3)                        4             58                   23
Original Loan-to-Value                19.80%        100.00%               81.32%
Credit Score (4)                        500            797                  623

                                   EARLIEST          LATEST
                                   --------          ------
Maturity Date                      10/01/13         02/01/34

LIEN POSITION           PERCENT OF MORTGAGE POOL
-------------           ------------------------
1st Lien                         98.20%
2nd Lien                          1.80%

OCCUPANCY               PERCENT OF MORTGAGE POOL
---------               ------------------------
Primary                        94.82%
Second Home                     0.76%
Investment                      4.42%

LOAN TYPE               PERCENT OF MORTGAGE POOL
---------               ------------------------
Fixed Rate                      23.35%
ARM                             76.65%

AMORTIZATION TYPE       PERCENT OF MORTGAGE POOL
-----------------       ------------------------
Fully Amortizing               94.32%
Interest-Only                   5.68%

YEAR OF ORIGINATION      PERCENT OF MORTGAGE POOL
-------------------      ------------------------
2003                             99.62%
2004                              0.38%

LOAN PURPOSE              PERCENT OF MORTGAGE POOL
------------              ------------------------
Purchase                          31.30%
Refinance - Rate Term              7.78%
Refinance - Cashout               60.92%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                        80.44%
Rowhouse                              0.11%
Townhouse                             0.51%
Condominium                           5.31%
Two- to Four-Family                   4.01%
Planned Unit Development              9.54%
Manufactured Housing                  0.07%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

-------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

MORTGAGE RATES

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
-----------------------   --------------  -------------  ----------  --------  --------  -----------  --------  -------------
6.500% or less                   533      $  97,826,106    22.77%      6.184%    653     $   183,539    78.32%      52.94%
6.501% to 7.000%                 597        103,216,473    24.03       6.844     628         172,892    80.15       52.00
7.001% to 7.500%                 503         78,867,656    18.36       7.319     617         156,795    81.88       53.00
7.501% to 8.000%                 527         76,773,464    17.87       7.806     605         145,680    82.66       52.85
8.001% to 8.500%                 237         27,770,533     6.47       8.310     599         117,175    82.69       64.55
8.501% to 9.000%                 197         22,367,713     5.21       8.786     598         113,542    84.41       63.89
9.001% to 9.500%                  99          9,632,476     2.24       9.306     602          97,298    85.94       63.15
9.501% to 10.000%                 72          5,077,334     1.18       9.794     592          70,519    84.93       55.62
10.001% to 10.500%                26          2,049,550     0.48      10.254     589          78,829    80.81       23.90
10.501% to 11.000%                57          2,549,001     0.59      10.791     662          44,719    97.24       14.16
11.001% to 11.500%                12            498,386     0.12      11.282     631          41,532    96.16       66.72
11.501% to 12.000%                31          1,260,667     0.29      11.919     655          40,667    95.35       24.20
12.001% to 12.500%                20            692,627     0.16      12.368     674          34,631    99.53        6.51
12.501% to 13.000%                26            942,952     0.22      12.852     672          36,267   100.00        6.28
13.001% to 13.500%                 1             23,380     0.01      13.250     703          23,380   100.00        0.00
                               -----      -------------   ------      ------     ---     -----------   ------       -----
TOTAL:                         2,938      $ 429,548,320   100.00%      7.321%    623     $   146,204    81.32%      53.67%
                               -----      -------------   ------      ------     ---     -----------   ------       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 13.250% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.321% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF                               PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
 REMAINING MONTHS           NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
TO STATED MATURITY        MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------        --------------  -------------  ----------  --------  --------  -----------  --------  -------------
109 to 120                       2        $     210,120     0.05%     7.776%     702     $   105,060   94.16%      100.00%
169 to 180                     228           13,746,672     3.20      9.004      648          60,292   85.46        45.73
229 to 240                      49            3,411,169     0.79      8.979      636          69,616   83.69        54.46
289 to 300                       2              284,614     0.07      7.935      581         142,307   75.38       100.00
349 to 360                    2657          411,895,745    95.89      7.250      622         155,023   81.16        53.88
                             -----        -------------   ------      -----      ---     -----------   -----       ------
TOTAL:                       2,938        $ 429,548,320   100.00%     7.321%     623     $   146,204   81.32%       53.67%
                             -----        -------------   ------      -----      ---     -----------   -----       ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 350 months.

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------------------  --------------  -------------  ----------  --------  --------  -----------  --------  -------------
$50,000 or less                    206      $   7,678,268     1.79%    10.231%     642     $    37,273   89.78%       46.69%
$50,001 to $100,000                644         48,854,402    11.37      8.096      621          75,861   81.28        62.28
$100,001 to $150,000               848        105,145,488    24.48      7.427      618         123,992   80.91        59.41
$150,001 to $200,000               584        101,507,205    23.63      7.142      623         173,814   81.25        57.12
$200,001 to $250,000               347         77,741,394    18.10      7.023      624         224,039   80.57        47.74
$250,001 to $300,000               218         59,598,966    13.87      6.949      628         273,390   81.28        42.98
$300,001 to $350,000                88         27,785,014     6.47      7.045      628         315,739   83.22        45.36
$350,001 to $400,000                 2            757,583     0.18      7.035      727         378,792   73.47       100.00
$450,001 to $500,000                 1            480,000     0.11      7.250      657         480,000   80.00         0.00
                                 -----      -------------   ------     ------      ---     -----------   -----       ------
TOTAL:                           2,938      $ 429,548,320   100.00%     7.321%     623     $   146,204   81.32%       53.67%
                                 -----      -------------   ------     ------      ---     -----------   -----       ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,288 to approximately $480,000 and the average outstanding principal balance of the Mortgage Loans was approximately $146,204

PRODUCT TYPES

                                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                   NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
       PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
       -------------            --------------  -------------  ----------  --------  --------  -----------  --------  -------------
15 Year Balloon Loans                 157       $   6,720,142     1.56%     10.596%    670     $    42,803   99.49%      34.76%
10 to 14 Year Fixed Loans               2             210,120     0.05       7.776     702         105,060   94.16      100.00
15 to 19 Year Fixed Loans              71           7,026,530     1.64       7.481     626          98,965   72.05       56.22
20 to 24 Year Fixed Loans              49           3,411,169     0.79       8.979     636          69,616   83.69       54.46
25 to 29 Year Fixed Loans               2             284,614     0.07       7.935     581         142,307   75.38      100.00
30 Year Fixed Loans                   559          82,662,762    19.24       7.399     631         147,876   79.32       63.72
Six-Month and 1/29 LIBOR Loans          3             378,834     0.09       7.551     622         126,278   84.40       51.08
2/28 LIBOR ARM                      1,791         277,600,922    64.63       7.239     621         154,998   81.86       50.58
3/27 LIBOR ARM                        298          49,975,864    11.63       7.092     614         167,704   80.49       55.48
5/25 LIBOR ARM                          6           1,277,363     0.30       6.180     691         212,894   72.22       72.22
                                    -----       -------------   ------      ------     ---     -----------   -----      ------
TOTAL:                              2,938       $ 429,548,320   100.00%      7.321%    623     $   146,204   81.32%      53.67%
                                    -----       -------------   ------      ------     ---     -----------   -----      ------

--------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                           WEIGHTED   AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
   STATE DISTRIBUTIONS       NUMBER OF       BALANCE      MORTGAGE   AVERAGE     CREDIT    BALANCE    ORIGINAL      FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-----------------------   --------------  -------------  ----------  --------  --------  -----------  --------  -------------
Alabama                           44      $   3,995,418     0.93%     8.127%     616     $    90,805   85.22%      80.97%
Arizona                           65          8,296,124     1.93      7.247      637         127,633   83.05       43.19
Arkansas                          24          2,459,587     0.57      7.846      624         102,483   88.54       65.67
California                       784        145,406,737    33.85      6.837      632         185,468   79.26       46.83
Colorado                          83         12,439,103     2.90      7.004      644         149,869   82.68       38.95
Connecticut                       50          6,990,814     1.63      7.741      607         139,816   83.02       59.86
Delaware                           7          1,386,413     0.32      8.165      612         198,059   83.82       77.21
District of Columbia               2            381,402     0.09      7.287      594         190,701   69.09       35.66
Florida                          212         27,458,601     6.39      7.595      617         129,522   81.23       50.52
Georgia                           97         12,255,529     2.85      7.855      620         126,346   81.64       70.87
Hawaii                             1            480,000     0.11      7.250      657         480,000   80.00        0.00
Idaho                              2            289,890     0.07      8.936      613         144,945   92.05       46.57
Illinois                         152         23,691,189     5.52      7.465      617         155,863   80.73       53.97
Indiana                           56          6,067,315     1.41      7.637      621         108,345   86.78       72.95
Iowa                              14          1,208,934     0.28      7.573      632          86,352   83.11       70.62
Kansas                            22          2,824,808     0.66      7.642      608         128,400   83.54       56.48
Kentucky                          31          3,531,326     0.82      7.563      615         113,914   84.67       69.65
Louisiana                         38          2,772,731     0.65      8.872      597          72,967   80.54       69.95
Maine                              6            770,794     0.18      7.532      640         128,466   87.10       51.21
Maryland                          84         13,117,372     3.05      7.569      587         156,159   82.08       80.36
Massachusetts                     93         17,698,831     4.12      7.410      611         190,310   77.58       53.84
Michigan                          82         10,177,109     2.37      7.744      619         124,111   83.95       54.25
Minnesota                         64          9,114,504     2.12      7.292      635         142,414   81.47       46.87
Mississippi                       23          1,963,931     0.46      8.373      602          85,388   85.37       51.99
Missouri                          56          6,367,696     1.48      7.690      609         113,709   84.39       63.80
Nebraska                          15          1,783,655     0.42      8.152      609         118,910   87.07       53.12
Nevada                            68          9,494,835     2.21      7.318      644         139,630   83.35       52.58
New Hampshire                     25          3,210,303     0.75      7.666      627         128,412   81.75       58.36
New Jersey                        19          3,473,606     0.81      7.546      588         182,821   79.93       65.40
New Mexico                         2            620,417     0.14      8.857      604         310,209   90.00        0.00
New York                          37          6,940,659     1.62      7.254      596         187,585   75.22       53.57
North Carolina                    47          5,426,554     1.26      8.190      624         115,459   86.01       58.88
Ohio                              74          8,588,535     2.00      7.463      615         116,061   84.50       65.31
Oklahoma                           4            267,515     0.06      7.204      664          66,879   86.14       67.08
Oregon                            41          5,015,520     1.17      7.298      641         122,330   84.06       49.47
Pennsylvania                      63          8,300,527     1.93      7.669      612         131,754   87.21       65.15
Rhode Island                      33          4,959,586     1.15      7.355      593         150,290   73.73       65.68
South Carolina                    37          3,531,497     0.82      8.206      610          95,446   83.48       64.08
South Dakota                       2             97,769     0.02      7.659      616          48,884   77.03       40.06
Tennessee                         47          5,205,430     1.21      7.876      631         110,754   84.90       63.75
Texas                            127         14,788,474     3.44      7.606      646         116,445   83.44       34.24
Utah                              22          2,612,914     0.61      7.540      639         118,769   83.60       42.71
Virginia                          92         13,100,143     3.05      7.458      607         142,393   82.66       70.87
Washington                        42          5,884,538     1.37      7.338      631         140,108   85.18       50.37
West Virginia                     15          1,591,096     0.37      7.664      591         106,073   83.05       89.17
Wisconsin                         33          3,452,815     0.80      7.543      612         104,631   82.19       66.67
Wyoming                            1             55,775     0.01      6.000      696          55,775   80.00        0.00
                               -----      -------------   ------      -----      ---     -----------   -----       -----
TOTAL:                         2,938      $ 429,548,320   100.00%     7.321%     623     $   146,204   81.32%      53.67%
                               -----      -------------   ------      -----      ---     -----------   -----       -----

No more than approximately 0.45% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
  RANGE OF ORIGINAL         NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
--------------------      --------------  -------------  ----------  --------  --------  -----------  --------  -------------
50.00% or less                   72       $   8,345,058     1.94%     7.498%     587     $   115,904   41.55%      43.42%
50.01% to 55.00%                 35           5,280,784     1.23      6.819      586         150,880   52.60       60.92
55.01% to 60.00%                 49           7,066,649     1.65      7.110      593         144,217   57.76       61.88
60.01% to 65.00%                 73          10,404,346     2.42      7.292      588         142,525   63.24       46.77
65.01% to 70.00%                138          19,983,783     4.65      7.093      595         144,810   68.67       56.22
70.01% to 75.00%                217          32,417,449     7.55      7.244      591         149,389   73.80       62.33
75.01% to 80.00%                949         150,015,328    34.92      6.950      641         158,077   79.66       40.34
80.01% to 85.00%                406          64,471,876    15.01      7.373      600         158,798   84.40       63.95
85.01% to 90.00%                580          91,145,129    21.22      7.565      628         157,147   89.56       53.18
90.01% to 95.00%                157          22,637,758     5.27      7.670      632         144,190   94.72       90.94
95.01% to 100.00%               262          17,780,160     4.14      9.129      672          67,863   99.79       68.76
                              -----       -------------   ------      -----      ---     -----------   -----       -----
TOTAL:                        2,938       $ 429,548,320   100.00%     7.321%     623     $   146,204   81.32%      53.67%
                              -----       -------------   ------      -----      ---     -----------   -----       -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.80% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.80% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.82%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.93%.

LOAN PURPOSE

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   LOAN PURPOSE           MORTGAGE LOANS   OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
   ------------           --------------  -------------  ----------  --------  --------  -----------  --------  -------------

Refinance - Cashout             1,716     $ 261,676,814     60.92     7.304%     606     $   152,492   79.85%      62.51%
Purchase                          996       134,447,688     31.30     7.367      657         134,988   84.01       36.87
Refinance - Rate/Term             226        33,423,817      7.78     7.268      624         147,893   81.98       52.08
                                -----     -------------    ------     -----      ---     -----------   -----       -----
TOTAL:                          2,938     $ 429,548,320    100.00     7.321%     623     $   146,204   81.32%      53.67%
                                -----     -------------    ------     -----      ---     -----------   -----       -----

----------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

PROPERTY TYPE

                                            AGGREGATE                         WEIGHTED   AVERAGE   WEIGHTED
                                            PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL  AVERAGE     PERCENT
                              NUMBER OF      BALANCE     MORTGAGE   AVERAGE    CREDIT    BALANCE   ORIGINAL      FULL
     PROPERTY TYPE         MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING   LTV     DOCUMENTATION
------------------------   --------------  ------------ ----------  --------  -------- ----------- --------  -------------
Single Family                   2,405      $345,549,564      80.44%    7.332%    621   $   143,680    81.37%         53.19%
Rowhouse                            4           459,261       0.11     7.864     606       114,815    73.54          46.57
Townhouse                          15         2,201,680       0.51     7.494     633       146,779    84.33          43.35
Condominium                       156        22,814,487       5.31     7.045     645       146,247    82.56          57.16
Two- to Four-Family                95        17,208,192       4.01     7.360     631       181,139    75.41          62.31
Manufactured Housing                4           321,801       0.07     7.791     615        80,450    80.28         100.00
Planned Unit Development          259        40,993,335       9.54     7.349     625       158,275    82.57          52.49
                                -----      ------------     ------     -----     ---   -----------    -----         ------
TOTAL:                          2,938      $429,548,320     100.00%    7.321%    623   $   146,204    81.32%         53.67%
                                -----      ------------     ------     -----     ---   -----------    -----         ------

DOCUMENTATION

                                       AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                         NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   DOCUMENTATION      MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
--------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Full Documentation        1,630       $230,556,543       53.67%    7.314%    605     $ 141,446      82.16%        100.00%
Stated Documentation       1280        194,372,633       45.25     7.334     645       151,854      80.29           0.00
Lite Documentation           28          4,619,144        1.08     7.144     609       164,969      82.29           0.00
                          -----       ------------      ------     -----     ---     ---------      -----         ------
TOTAL:                    2,938       $429,548,320      100.00%    7.321%    623     $ 146,204      81.32%         53.67%
                          -----       ------------      ------     -----     ---     ---------      -----         ------

OCCUPANCY

                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 OCCUPANCY    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Primary            2,750      $407,283,452       94.82%    7.296%   621      $ 148,103      81.43%         53.52%
Investment           166        18,981,437        4.42     7.663    663        114,346      78.51          62.39
Second Home           22         3,283,430        0.76     8.413    638        149,247      82.98          22.88
                   -----      ------------      ------     -----    ---      ---------      -----          -----
TOTAL:             2,938      $429,548,320      100.00%    7.321%   623      $ 146,204      81.32%         53.67%
                   -----      ------------      ------     -----    ---      ---------      -----          -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
MORTGAGE LOAN AGE      NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
     SUMMARY        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
-----------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------
1                           42      $  5,079,840        1.18%    7.477%    606     $ 120,949      81.19%         65.69%
2                          691        95,100,198       22.14     7.509     621       137,627      81.50          54.22
3                          780       114,810,354       26.73     7.303     624       147,193      81.15          50.63
4                          970       147,047,980       34.23     7.259     625       151,596      81.21          51.87
5                          370        55,928,210       13.02     7.251     619       151,157      81.79          60.05
6                           75        10,199,576        2.37     7.068     638       135,994      80.59          65.51
7                            8           994,414        0.23     6.670     621       124,302      82.63         100.00
8                            2           387,747        0.09     6.613     666       193,874      73.89           0.00
                         -----      ------------      ------     -----     ---     ---------      -----         ------
TOTAL:                   2,938      $429,548,320      100.00%    7.321%    623     $ 146,204      81.32%         53.67%
                         -----      ------------      ------     -----     ---     ---------      -----         ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
ORIGINAL PREPAYMENT    NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
   PENALTY TERM     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------- --------------  ------------  ----------  --------  --------  -----------  --------  -------------
None                       287      $ 36,829,379        8.57%    7.892%    619     $ 128,325      80.87%         55.14%
6 Months                     3           442,840        0.10     6.942     629       147,613      87.64           0.00
12 Months                  133        20,856,373        4.86     7.583     614       156,815      79.47          51.38
13 Months                    7         1,416,487        0.33     7.019     659       202,355      80.06          23.84
24 Months                1,592       237,404,823       55.27     7.236     625       149,124      82.56          49.70
30 Months                    2           314,693        0.07     8.746     665       157,346      89.31          13.87
36 Months                  914       132,283,724       30.80     7.275     623       144,731      79.46          61.36
                         -----      ------------      ------     -----     ---     ---------      -----          -----
TOTAL:                   2,938      $429,548,320      100.00%    7.321%    623     $ 146,204      81.32%         53.67%
                         -----      ------------      ------     -----     ---     ---------      -----          -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

CREDIT SCORES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Not Available                   2       $    211,877        0.05%    8.742%     0      $ 105,939      62.57%         30.66%
500 to 500                      1            169,778        0.04     8.150    500        169,778      80.00           0.00
501 to 525                     41          5,657,033        1.32     7.968    520        137,976      69.95          85.03
526 to 550                    271         40,453,832        9.42     7.633    539        149,276      74.47          84.21
551 to 575                    357         49,713,136       11.57     7.584    563        139,252      77.71          76.30
576 to 600                    417         61,970,482       14.43     7.502    588        148,610      80.96          59.59
601 to 625                    451         69,542,197       16.19     7.386    613        154,196      83.15          58.27
626 to 650                    480         69,007,087       16.07     7.260    638        143,765      83.89          50.04
651 to 675                    372         54,374,798       12.66     7.205    663        146,169      83.54          30.77
676 to 700                    271         39,195,741        9.12     6.975    687        144,634      83.08          30.48
701 to 725                    132         18,799,324        4.38     6.761    713        142,419      82.91          30.98
726 to 750                     87         13,255,549        3.09     6.795    735        152,363      82.92          35.98
751 to 775                     41          5,315,438        1.24     6.774    762        129,645      81.68          35.85
776 to 797                     15          1,882,048        0.44     6.752    785        125,470      80.48          27.88
                            -----       ------------      ------     -----    ---      ---------      -----          -----
TOTAL:                      2,938       $429,548,320      100.00%     7.32%   623      $ 146,204      81.32%         53.67%
                            -----       ------------      ------     -----    ---      ---------      -----          -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 797 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 623.

CREDIT GRADE

                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
CREDIT GRADE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
A+                1,382       $200,455,450       46.67%    7.109%    670     $ 145,047      83.71%         37.77%
A                   428         65,515,295       15.25     7.431     612       153,073      83.85          52.38
A-                  539         77,924,243       18.14     7.403     588       144,572      79.60          65.50
B                   358         51,683,803       12.03     7.654     564       144,368      78.00          77.55
C                   151         21,509,914        5.01     7.538     537       142,450      72.09          87.34
C-                   80         12,459,615         2.9     7.892     539       155,745      69.91          85.27
                  -----       ------------      ------     -----     ---     ---------      -----          -----
TOTAL:            2,938       $429,548,320      100.00%    7.321%    623     $ 146,204      81.32%         53.67%
                  -----       ------------      ------     -----     ---     ---------      -----          -----

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

MARGINS

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                       NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 RANGE OF MARGINS   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------  --------------  ------------  ----------  --------  --------  ------------ --------  -------------
1.501% to 2.000%             2      $    359,614        0.11%    7.216%   639      $ 179,807      82.30%         53.95%
2.501% to 3.000%             1           170,849        0.05     6.625    603        170,849      90.00         100.00
3.001% to 3.500%             5         1,226,694        0.37     4.988    698        245,339      79.29          77.20
3.501% to 4.000%             2           462,000        0.14     5.341    664        231,000      74.51          63.42
4.001% to 4.500%            21         4,479,287        1.36     5.824    640        213,299      77.43          78.66
4.501% to 5.000%            74        14,823,950        4.50     6.130    652        200,324      77.75          51.58
5.001% to 5.500%           141        27,132,004        8.24     6.366    649        192,426      79.19          38.54
5.501% to 6.000%           234        41,639,441       12.65     6.582    641        177,946      81.09          46.59
6.001% to 6.500%           319        55,114,110       16.74     6.807    628        172,772      82.10          48.01
6.501% to 7.000%           407        66,922,005       20.33     7.143    614        164,428      81.81          51.79
7.001% to 7.500%           345        50,340,951       15.29     7.599    604        145,916      81.75          52.82
7.501% to 8.000%           220        30,164,728        9.16     8.000    602        137,112      83.56          54.62
8.001% to 8.500%           151        17,663,211        5.36     8.467    595        116,975      82.43          63.98
8.501% to 9.000%            91        10,389,705        3.16     8.946    595        114,173      84.04          70.76
9.001% to 9.500%            58         5,879,305        1.79     9.240    601        101,367      87.43          48.01
9.501% to 10.000%           20         1,883,593        0.57     9.942    575         94,180      84.09          40.52
10.001% to 10.500%           6           505,064        0.15    10.349    531         84,177      54.12          21.27
10.501% to 11.000%           1            76,473        0.02    11.100    529         76,473      75.00         100.00
                         -----      ------------      -------   -------   ---      ---------      -----         ------
TOTAL:                   2,098      $329,232,983      100.00%    7.213%   620      $ 156,927      81.62%         51.40%
                         -----      ------------      -------   -------   ---      ---------      -----         ------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.980% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.702% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    TOTAL CONFORMING COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
 RANGE OF MAXIMUM      NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
  MORTGAGE RATES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
13.000% or less           616       $112,072,287       34.04%    6.471%   629      $ 181,936      79.54%         58.40%
13.001% to 13.500%        372         63,918,689       19.41     6.960    626        171,824      82.05          46.38
13.501% to 14.000%        431         66,542,079       20.21     7.405    620        154,390      82.54          46.72
14.001% to 14.500%        243         33,476,516       10.17     7.706    614        137,763      82.68          47.15
14.501% to 15.000%        241         31,712,322        9.63     8.188    603        131,586      83.39          46.70
15.001% to 15.500%        108         12,664,603        3.85     8.769    599        117,265      85.11          62.82
15.501% to 16.000%         53          5,472,626        1.66     9.169    587        103,257      83.04          50.13
16.001% to 16.500%         11          1,206,572        0.37     9.375    603        109,688      82.52          72.75
16.501% to 17.000%         14          1,278,392        0.39     9.807    585         91,314      83.19          55.26
17.001% to 17.500%          7            804,503        0.24    10.273    562        114,929      79.75          19.04
17.501% to 18.000%          1             34,994        0.01    10.900    595         34,994      80.00         100.00
18.501% to 19.000%          1             49,400        0.02    11.900    576         49,400      65.00           0.00
                        -----       ------------      ------    ------    ---      ---------      -----         ------
TOTAL:                  2,098       $329,232,983      100.00%    7.213%   620      $ 156,927      81.62%         51.40%
                        -----       ------------      ------    ------    ---      ---------      -----         ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.549% per annum.

NEXT RATE ADJUSTMENT DATE

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                              NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
-------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
July 2004                           1      $    131,373        0.04%    6.500%   683      $ 131,373      80.00%          0.00%
December 2004                       1            53,961        0.02     7.600    631         53,961      75.00           0.00
January 2005                        1           193,500        0.06     8.250    579        193,500      90.00         100.00
August 2005                         2           240,789        0.07     6.794    569        120,394      90.00         100.00
September 2005                     31         4,293,362        1.30     6.982    642        138,496      82.53          50.08
October 2005                      226        35,960,072       10.92     7.144    614        159,115      82.01          53.89
November 2005                     572        92,262,029       28.02     7.117    623        161,297      81.79          49.01
December 2005                     449        70,177,196       21.32     7.241    625        156,297      82.23          49.08
January 2006                      479        70,522,844       21.42     7.451    619        147,229      81.45          51.62
February 2006                      32         4,144,630        1.26     7.441    604        129,520      81.73          62.07
September 2006                      4           553,980        0.17     6.855    602        138,495      71.13          60.73
October 2006                       20         3,174,525        0.96     7.261    619        158,726      84.07          43.76
November 2006                      99        17,276,909        5.25     7.211    614        174,514      81.68          54.97
December 2006                     122        20,210,104        6.14     6.979    614        165,657      79.78          55.46
January 2007                       50         8,503,347        2.58     7.062    609        170,067      79.08          59.97
February 2007                       3           257,000        0.08     7.379    614         85,667      78.62          76.65
October 2008                        2           483,550        0.15     6.024    757        241,775      55.16         100.00
November 2008                       2           354,813        0.11     6.247    655        177,407      80.00           0.00
January 2009                        2           439,000        0.13     6.297    645        219,500      84.72         100.00
                                -----      ------------      ------     -----    ---      ---------      -----         ------
TOTAL:                          2,098      $329,232,983      100.00%    7.213%   620      $ 156,927      81.62%         51.40%
                                -----      ------------      ------     -----    ---      ---------      -----         ------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    CONFORMING ARM COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance   $329,232,983
Aggregate Original Principal Balance      $329,602,938
Number of Mortgage Loans                         2,098

                                MINIMUM   MAXIMUM    AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $35,020   $389,200   $  157,103
Outstanding Principal Balance   $34,994   $388,663   $  156,927

                                MINIMUM     MAXIMUM     WEIGHTED AVERAGE (2)
                                -------     -------     --------------------
Original Term (mos)                 360         360              360
Stated remaining Term (mos)         353         359              357
Loan Age (mos)                        1           7                3
Current Interest Rate             4.625%     11.900%           7.213%
Initial Interest Rate Cap (3)     0.000%      6.000%           2.978%
Periodic Rate Cap (3)             1.000%      1.500%           1.140%
Gross Margin (3)                  2.000%     10.980%           6.702%
Maximum Mortgage Rate (3)        10.625%     18.900%          13.549%
Minimum Mortgage Rate (3)         2.000%     11.900%           7.069%
Months to Roll (3)                    4          58               23
Original Loan-to-Value            24.00%     100.00%           81.62%
Credit Score (4)                    500         795              620

                EARLIEST    LATEST
                --------   --------
Maturity Date   08/01/33   02/01/34

LIEN POSITION     PERCENT OF MORTGAGE POOL
-------------     ------------------------
1st Lien                  100.00%
2nd Lien                    0.00%

 OCCUPANCY      PERCENT OF MORTGAGE POOL
-----------     ------------------------
Primary                  94.73%
Second Home               0.88%
Investment                4.40%

LOAN TYPE     PERCENT OF MORTGAGE POOL
----------    ------------------------
Fixed Rate             0.00%
ARM                  100.00%

AMORTIZATION TYPE     PERCENT OF MORTGAGE POOL
-----------------     ------------------------
Fully Amortizing               92.99%
Interest-Only                   7.01%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2003                          99.54%
2004                           0.46%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
---------------------   ------------------------
Purchase                         34.54%
Refinance - Rate Term             7.01%
Refinance - Cashout              58.45%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
------------------------   ------------------------
Single Family                       79.34%
Rowhouse                             0.02%
Townhouse                            0.57%
Condominium                          5.83%
Two- to Four-Family                  3.84%
Planned Unit Development            10.36%
Manufactured Housing                 0.04%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    CONFORMING ARM COLLATERAL SUMMARY

MORTGAGE RATES

                                         AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF MORTGAGE RATES MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
----------------------- --------------  ------------  ----------  --------  --------  -----------  --------  -------------
6.500% or less                 441      $ 81,032,620       24.61%    6.174%    652     $ 183,747      79.47%         49.78%
6.501% to 7.000%               474        81,790,802       24.84     6.848     624       172,554      80.83          48.63
7.001% to 7.500%               377        60,417,683       18.35     7.312     613       160,259      82.64          48.01
7.501% to 8.000%               394        58,657,596       17.82     7.799     602       148,877      82.85          50.73
8.001% to 8.500%               162        20,123,021        6.11     8.298     594       124,216      83.13          67.21
8.501% to 9.000%               136        15,615,089        4.74     8.795     592       114,817      84.72          65.52
9.001% to 9.500%                64         7,112,967        2.16     9.303     597       111,140      85.63          64.94
9.501% to 10.000%               38         3,355,268        1.02     9.804     577        88,297      83.00          51.68
10.001% to 10.500%               8           875,420        0.27    10.228     559       109,427      75.37          17.04
10.501% to 11.000%               2           126,644        0.04    10.719     556        63,322      69.14          27.63
11.001% to 11.500%               1            76,473        0.02    11.100     529        76,473      75.00         100.00
11.501% to 12.000%               1            49,400        0.02    11.900     576        49,400      65.00           0.00
                             -----      ------------      ------    ------     ---     ---------      -----         ------
TOTAL:                       2,098      $329,232,983      100.00%    7.213%    620     $ 156,927      81.62%         51.40%
                             -----      ------------      ------    ------     ---     ---------      -----         ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 11.900% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.213% per annum.

REMAINING MONTHS TO STATED MATURITY

                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
REMAINING MONTHS      NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
TO STATED MATURITY MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------ --------------  ------------  ----------  --------  --------  -----------  --------  -------------
349 to 360               2098      $329,232,983      100.00%    7.213%    620     $ 156,927      81.62%        51.40%
                        -----      ------------      ------     -----     ---     ---------      -----         -----
TOTAL:                  2,098      $329,232,983      100.00%    7.213%    620     $ 156,927      81.62%        51.40%
                        -----      ------------      ------     -----     ---     ---------      -----         -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 353 months to 359 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 357 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    CONFORMING ARM FIXED COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
--------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
$50,000 or less                     36      $  1,615,489        0.49%    8.653%   597      $  44,875      75.52%         79.70%
$50,001 to $100,000                418        32,478,063        9.86     7.898    617         77,699      81.09          59.69
$100,001 to $150,000               665        82,621,150       25.10     7.374    617        124,242      81.52          57.86
$150,001 to $200,000               446        77,322,056       23.49     7.126    618        173,368      81.67          54.65
$200,001 to $250,000               277        61,863,504       18.79     7.013    620        223,334      81.58          46.41
$250,001 to $300,000               180        49,219,957       14.95     6.901    628        273,444      81.49          39.79
$300,001 to $350,000                74        23,355,180        7.09     7.074    625        315,611      83.59          40.49
$350,001 to $400,000                 2           757,583        0.23     7.035    727        378,792      73.47         100.00
                                 -----      ------------      ------     -----    ---      ---------      -----         ------
TOTAL:                           2,098      $329,232,983      100.00%    7.213%   620      $ 156,927      81.62%         51.40%
                                 -----      ------------      ------     -----    ---      ---------      -----         ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $34,994 to approximately $388,663 and the average outstanding principal balance of the Mortgage Loans was approximately $156,927

PRODUCT TYPES

                                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                                 PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                                   NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
        PRODUCT TYPES           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV    DOCUMENTATION
------------------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------
Six-Month and 1/29 LIBOR Loans           3      $    378,834        0.12%    7.551%   622      $ 126,278      84.40%         51.08%
2/28 LIBOR ARM                       1,791       277,600,922       84.32     7.239    621        154,998      81.86          50.58
3/27 LIBOR ARM                         298        49,975,864       15.18     7.092    614        167,704      80.49          55.48
5/25 LIBOR ARM                           6         1,277,363        0.39     6.180    691        212,894      72.22          72.22
                                     -----      ------------      ------     -----    ---      ---------      -----          -----
TOTAL:                               2,098      $329,232,983      100.00%    7.213%   620      $ 156,927      81.62%         51.40%
                                     -----      ------------      ------     -----    ---      ---------      -----          -----

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SERIES 2004-BC1
                                   CONFORMING ARM COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
  STATE DISTRIBUTIONS       NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION
-----------------------   --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Alabama                          33        $  3,066,462       0.93%     8.251%       607     $    92,923     84.67%       75.21%
Arizona                          47           6,503,955       1.98      7.147        638         138,382     84.61        39.05
Arkansas                         13           1,527,884       0.46      7.816        609         117,530     87.84        71.68
California                      529         109,578,722      33.28      6.699        629         207,143     80.06        44.78
Colorado                         72          11,553,696       3.51      6.900        645         160,468     82.89        37.58
Connecticut                      36           5,576,271       1.69      7.679        603         154,896     83.47        62.24
Delaware                          6           1,266,413       0.38      8.143        608         211,069     87.47        75.05
District of Columbia              1             136,000       0.04      6.000        602         136,000     80.00       100.00
Florida                         140          19,268,835       5.85      7.505        619         137,635     82.52        43.87
Georgia                          76          10,286,682       3.12      7.798        615         135,351     82.18        70.44
Idaho                             1             135,000       0.04      9.150        590         135,000     94.41       100.00
Illinois                        115          18,909,650       5.74      7.404        615         164,432     79.93        48.18
Indiana                          36           4,160,134       1.26      7.441        618         115,559     86.30        62.55
Iowa                              9             902,994       0.27      7.578        618         100,333     82.88        74.73
Kansas                           16           2,322,263       0.71      7.482        599         145,141     82.81        60.37
Kentucky                         20           2,321,761       0.71      7.558        614         116,088     86.48        63.42
Louisiana                        29           2,192,379       0.67      8.668        600          75,599     81.50        68.66
Maine                             4             478,807       0.15      7.506        606         119,702     83.17        49.77
Maryland                         67          10,987,215       3.34      7.464        580         163,988     81.45        84.05
Massachusetts                    72          14,306,364       4.35      7.344        610         198,700     77.48        50.91
Michigan                         59           7,908,311       2.40      7.643        614         134,039     82.47        46.35
Minnesota                        41           6,371,761       1.94      7.233        636         155,409     80.64        34.80
Mississippi                      13           1,251,518       0.38      8.440        602          96,271     86.64        42.64
Missouri                         44           5,372,520       1.63      7.613        609         122,103     85.14        60.37
Nebraska                         14           1,742,255       0.53      8.052        607         124,447     86.76        54.39
Nevada                           49           7,914,094       2.40      7.138        645         161,512     84.28        51.60
New Hampshire                    22           2,933,365       0.89      7.643        629         133,335     82.36        62.16
New Jersey                       13           2,306,489       0.70      7.399        582         177,422     79.27        81.75
New Mexico                        2             620,417       0.19      8.857        604         310,209     90.00         0.00
New York                         25           4,760,328       1.45      7.213        573         190,413     74.43        56.55
North Carolina                   38           4,679,837       1.42      7.985        627         123,154     85.87        57.36
Ohio                             64           7,281,519       2.21      7.420        614         113,774     84.57        65.71
Oklahoma                          1             139,441       0.04      5.550        757         139,441    100.00       100.00
Oregon                           21           3,043,454       0.92      6.977        645         144,926     83.21        30.94
Pennsylvania                     43           5,668,252       1.72      7.666        595         131,820     87.29        74.69
Rhode Island                     24           3,573,050       1.09      7.241        580         148,877     71.94        68.52
South Carolina                   22           2,120,091       0.64      8.401        595          96,368     84.69        59.19
South Dakota                      2              97,769       0.03      7.659        616          48,884     77.03        40.06
Tennessee                        27           2,751,679       0.84      7.539        631         101,914     85.02        62.40
Texas                           107          12,411,498       3.77      7.517        647         115,995     83.38        30.68
Utah                             14           1,866,382       0.57      7.139        636         133,313     83.30        44.63
Virginia                         73          10,786,012       3.28      7.380        600         147,754     82.51        67.81
Washington                       26           4,406,263       1.34      7.066        626         169,472     84.41        46.88
West Virginia                     6             780,097       0.24      7.347        585         130,016     86.35       100.00
Wisconsin                        25           2,909,319       0.88      7.403        607         116,373     80.56        63.06
Wyoming                           1              55,775       0.02      6.000        696          55,775     80.00         0.00
                              -----        ------------     ------      -----        ---     -----------    ------       ------
TOTAL:                        2,098        $329,232,983     100.00%     7.213%       620     $   156,927     81.62%       51.40%

No more than approximately 0.44% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SERIES 2004-BC1
                                   CONFORMING ARM COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
  RANGE OF ORIGINAL         NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
LOAN-TO-VALUE RATIOS      MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
--------------------      --------------   ------------   ----------   --------   --------   -----------   --------   -------------
50.00% or less                   40        $  4,984,822      1.51%      7.598%      575      $  124,621     41.02%        44.72%
50.01% to 55.00%                 20           3,298,418      1.00       6.784       570         164,921     52.86         69.06
55.01% to 60.00%                 29           4,375,793      1.33       7.265       576         150,889     57.86         62.60
60.01% to 65.00%                 48           6,976,675      2.12       7.371       573         145,347     63.45         45.17
65.01% to 70.00%                 82          11,797,474      3.58       7.138       577         143,872     68.63         49.50
70.01% to 75.00%                161          23,328,810      7.09       7.319       583         144,899     73.84         57.77
75.01% to 80.00%                775         125,124,243     38.00       6.864       643         161,451     79.69         36.68
80.01% to 85.00%                305          50,253,740     15.26       7.315       593         164,766     84.43         63.68
85.01% to 90.00%                459          73,202,701     22.23       7.526       625         159,483     89.61         51.19
90.01% to 95.00%                123          18,256,907      5.55       7.635       625         148,430     94.77         91.00
95.01% to 100.00%                56           7,633,400      2.32       7.798       666         136,311     99.60         98.90
                              -----        ------------    ------       -----       ---      ----------     -----         -----
TOTAL:                        2,098        $329,232,983    100.00%      7.213%      620      $  156,927     81.62%        51.40%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 24.00% to 100.00%.

LOAN PURPOSE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL       FULL
    LOAN PURPOSE          MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV     DOCUMENTATION
--------------------      --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Refinance - Cashout           1,207        $192,425,563      58.45%     7.256%      599      $   159,425    80.35%        60.54%
Purchase                        740         113,712,321      34.54      7.137       656          153,665    83.21         36.49
Refinance - Rate/Term           151          23,095,099       7.01      7.227       618          152,948    84.37         48.76
                              -----        ------------     ------      -----       ---      -----------    -----         -----
TOTAL:                        2,098        $329,232,983     100.00%     7.213%      620      $   156,927    81.62%        51.40%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SERIES 2004-BC1
                                   CONFORMING ARM COLLATERAL SUMMARY

PROPERTY TYPE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                            NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL
     PROPERTY TYPE        MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
-----------------------   --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Single Family                 1,698        $261,207,089     79.34%      7.230%      618      $   153,832     81.80%       51.14%
Rowhouse                          1              76,000      0.02       7.250       712           76,000    100.00       100.00
Townhouse                        13           1,872,763      0.57       7.333       645          144,059     84.28        33.40
Condominium                     118          19,185,017      5.83       6.849       645          162,585     81.93        54.10
Two- to Four-Family              70          12,646,579      3.84       7.313       630          180,665     74.08        56.93
Manufactured Housing              2             133,195      0.04       8.220       570           66,598     72.11       100.00
Planned Unit Development        196          34,112,339     10.36       7.241       621          174,043     82.66        50.55
                              -----        ------------    ------       -----       ---      -----------    ------       ------
TOTAL:                        2,098        $329,232,983    100.00%      7.213%      620      $   156,927     81.62%       51.40%

DOCUMENTATION

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                             NUMBER OF       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL
   DOCUMENTATION          MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
--------------------      --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Full Documentation             1,143       $169,241,712     51.40%      7.265%      599      $   148,068    82.71%       100.00%
Stated Documentation             938        157,092,151     47.71       7.162       644          167,476    80.42          0.00
Lite Documentation                17          2,899,119      0.88       6.934       598          170,536    82.95          0.00
                               -----       ------------    ------       -----       ---      -----------    -----        ------
TOTAL:                         2,098       $329,232,983    100.00%      7.213%      620      $   156,927    81.62%        51.40%

OCCUPANCY

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                            NUMBER OF        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL
 OCCUPANCY                MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
------------              --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Primary                        1,954       $311,867,687     94.73%      7.183%      618      $   159,605    81.72%        51.21%
Investment                       126         14,475,078      4.40       7.619       659          114,882    79.01         61.19
Second Home                       18          2,890,218      0.88       8.428       636          160,568    83.95         23.81
                               -----       ------------    ------       -----       ---      -----------    -----         -----
TOTAL:                         2,098       $329,232,983    100.00%      7.213%      620      $   156,927    81.62%        51.40%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SERIES 2004-BC1
                                   CONFORMING ARM COLLATERAL SUMMARY

MORTGAGE LOAN AGE SUMMARY

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
MORTGAGE LOAN AGE           NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
     SUMMARY              MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
-----------------         --------------   ------------   ----------   --------   --------   -----------   --------   -------------
1                                35        $  4,401,630       1.34%     7.438%      605      $   125,761    81.55%        62.93%
2                               533          79,790,064      24.24      7.404       618          149,700    81.23         52.81
3                               572          90,441,261      27.47      7.182       622          158,114    81.68         50.47
4                               673         109,893,751      33.38      7.129       621          163,289    81.77         49.79
5                               248          39,618,147      12.03      7.140       616          159,751    81.84         53.64
6                                35           4,847,341       1.47      6.968       638          138,495    81.23         51.30
7                                 2             240,789       0.07      6.794       569          120,394    90.00        100.00
                              -----        ------------     ------      -----       ---      -----------    -----        ------
TOTAL:                        2,098        $329,232,983     100.00%     7.213%      620      $   156,927    81.62%        51.40%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
ORIGINAL PREPAYMENT          NUMBER OF       BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL        FULL
   PENALTY TERM           MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
-------------------       --------------   ------------   ----------   --------   --------   -----------   --------   -------------
None                            209        $ 29,476,623       8.95%     7.757%      614      $   141,036    79.94%        52.60%
6 Months                          3             442,840       0.13      6.942       629          147,613    87.64          0.00
12 Months                        96          16,500,369       5.01      7.449       609          171,879    79.29         52.66
13 Months                         4             896,449       0.27      6.724       670          224,112    81.91         19.06
24 Months                     1,450         227,516,665      69.11      7.151       623          156,908    82.22         49.80
30 Months                         1             271,038       0.08      8.765       682          271,038    90.00          0.00
36 Months                       335          54,128,999      16.44      7.107       612          161,579    80.63         58.33
                              -----        ------------     ------      -----       ---      -----------    -----         -----
TOTAL:                        2,098        $329,232,983     100.00%     7.213%      620      $   156,927    81.62%        51.40%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 25 months.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SERIES 2004-BC1
                                   CONFORMING ARM COLLATERAL SUMMARY

CREDIT SCORES

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE       PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV      DOCUMENTATION
----------------------    --------------   ------------   ----------   --------   --------   -----------   --------   -------------
Not Available                     2        $    211,877      0.06%      8.742%        0      $   105,939    62.57%        30.66%
500 to 500                        1             169,778      0.05       8.150       500          169,778    80.00          0.00
501 to 525                       37           5,133,218      1.56       7.963       520          138,736    70.39         83.50
526 to 550                      231          35,662,231     10.83       7.572       539          154,382    75.14         84.79
551 to 575                      276          39,643,603     12.04       7.535       562          143,636    78.25         75.93
576 to 600                      332          51,374,987     15.60       7.424       588          154,744    81.67         58.94
601 to 625                      305          49,759,173     15.11       7.292       614          163,145    84.83         55.61
626 to 650                      304          47,700,938     14.49       7.114       638          156,911    84.48         44.18
651 to 675                      255          42,103,281     12.79       7.032       662          165,111    83.89         24.92
676 to 700                      175          28,844,682      8.76       6.733       687          164,827    82.41         23.70
701 to 725                       94          14,548,911      4.42       6.584       713          154,776    82.60         27.79
726 to 750                       52           8,919,455      2.71       6.583       735          171,528    81.45         27.41
751 to 775                       26           3,940,550      1.20       6.541       762          151,560    80.76         37.11
776 to 795                        8           1,220,300      0.37       6.329       784          152,537    80.93         20.40
                              -----        ------------    ------       -----       ---      -----------    -----         -----
TOTAL:                        2,098        $329,232,983    100.00%       7.21%      620      $   156,927    81.62%        51.40%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 795 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 620.

CREDIT GRADE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
CREDIT GRADE              MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV     DOCUMENTATION
----------------------    --------------   ------------   ----------   --------   --------   -----------   --------   -------------
A+                              906        $147,482,256      44.80%     6.913%      670      $   162,784    83.65%        32.17%
A                               303          48,678,588      14.79      7.384       612          160,655    85.16         48.62
A-                              402          60,068,137      18.24      7.318       587          149,423    80.72         64.13
B                               285          42,398,523      12.88      7.598       562          148,767    78.76         78.60
C                               132          19,438,891        5.9      7.509       538          147,264    72.95         86.60
C-                               70          11,166,588       3.39       7.89       538          159,523    70.08         84.66
                              -----        ------------     ------      -----       ---      -----------    -----         -----
TOTAL:                        2,098        $329,232,983     100.00%     7.213%      620      $   156,927    81.62%        51.40%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                    COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                    SERIES 2004-BC1
                                    CONFORMING ARM COLLATERAL SUMMARY

MARGINS

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
RANGE OF MARGINS          MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION
-----------------         --------------   ------------   ----------   --------   --------   -----------   --------   -------------
1.501% to 2.000%                  2        $    359,614       0.11%      7.216%     639      $   179,807    82.30%        53.95%
2.501% to 3.000%                  1             170,849       0.05       6.625      603          170,849    90.00        100.00
3.001% to 3.500%                  5           1,226,694       0.37       4.988      698          245,339    79.29         77.20
3.501% to 4.000%                  2             462,000       0.14       5.341      664          231,000    74.51         63.42
4.001% to 4.500%                 21           4,479,287       1.36       5.824      640          213,299    77.43         78.66
4.501% to 5.000%                 74          14,823,950       4.50       6.130      652          200,324    77.75         51.58
5.001% to 5.500%                141          27,132,004       8.24       6.366      649          192,426    79.19         38.54
5.501% to 6.000%                234          41,639,441      12.65       6.582      641          177,946    81.09         46.59
6.001% to 6.500%                319          55,114,110      16.74       6.807      628          172,772    82.10         48.01
6.501% to 7.000%                407          66,922,005      20.33       7.143      614          164,428    81.81         51.79
7.001% to 7.500%                345          50,340,951      15.29       7.599      604          145,916    81.75         52.82
7.501% to 8.000%                220          30,164,728       9.16       8.000      602          137,112    83.56         54.62
8.001% to 8.500%                151          17,663,211       5.36       8.467      595          116,975    82.43         63.98
8.501% to 9.000%                 91          10,389,705       3.16       8.946      595          114,173    84.04         70.76
9.001% to 9.500%                 58           5,879,305       1.79       9.240      601          101,367    87.43         48.01
9.501% to 10.000%                20           1,883,593       0.57       9.942      575           94,180    84.09         40.52
10.001% to 10.500%                6             505,064       0.15      10.349      531           84,177    54.12         21.27
10.501% to 11.000%                1              76,473       0.02      11.100      529           76,473    75.00        100.00
                              -----        ------------     ------      ------      ---      -----------    -----        ------
TOTAL:                        2,098        $329,232,983     100.00%      7.213%     620      $   156,927    81.62%        51.40%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.000% per annum to 10.980% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.702% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                                   COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]               SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                                   SERIES 2004-BC1
                                   CONFORMING ARM COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       PERCENT
RANGE OF MAXIMUM             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
 MORTGAGE RATES           MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION
-----------------         --------------   ------------   ----------   --------   --------   -----------   --------   -------------
13.000% or less                 616        $112,072,287      34.04%     6.471%       629     $   181,936     79.54%       58.40%
13.001% to 13.500%              372          63,918,689      19.41      6.960        626         171,824     82.05        46.38
13.501% to 14.000%              431          66,542,079      20.21      7.405        620         154,390     82.54        46.72
14.001% to 14.500%              243          33,476,516      10.17      7.706        614         137,763     82.68        47.15
14.501% to 15.000%              241          31,712,322       9.63      8.188        603         131,586     83.39        46.70
15.001% to 15.500%              108          12,664,603       3.85      8.769        599         117,265     85.11        62.82
15.501% to 16.000%               53           5,472,626       1.66      9.169        587         103,257     83.04        50.13
16.001% to 16.500%               11           1,206,572       0.37      9.375        603         109,688     82.52        72.75
16.501% to 17.000%               14           1,278,392       0.39      9.807        585          91,314     83.19        55.26
17.001% to 17.500%                7             804,503       0.24     10.273        562         114,929     79.75        19.04
17.501% to 18.000%                1              34,994       0.01     10.900        595          34,994     80.00       100.00
18.501% to 19.000%                1              49,400       0.02     11.900        576          49,400     65.00         0.00
                              -----        ------------     ------     ------        ---     -----------     -----       ------
TOTAL:                        2,098        $329,232,983     100.00%     7.213%       620     $   156,927     81.62%       51.40%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 18.900% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.549% per annum.

NEXT RATE ADJUSTMENT DATE

                                             AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                              NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV      DOCUMENTATION
-------------------------  --------------   ------------   ----------   --------   --------   -----------   --------   -------------
July 2004                          1        $    131,373       0.04%     6.500%       683     $   131,373    80.00%         0.00%
December 2004                      1              53,961       0.02      7.600        631          53,961    75.00          0.00
January 2005                       1             193,500       0.06      8.250        579         193,500    90.00        100.00
August 2005                        2             240,789       0.07      6.794        569         120,394    90.00        100.00
September 2005                    31           4,293,362       1.30      6.982        642         138,496    82.53         50.08
October 2005                     226          35,960,072      10.92      7.144        614         159,115    82.01         53.89
November 2005                    572          92,262,029      28.02      7.117        623         161,297    81.79         49.01
December 2005                    449          70,177,196      21.32      7.241        625         156,297    82.23         49.08
January 2006                     479          70,522,844      21.42      7.451        619         147,229    81.45         51.62
February 2006                     32           4,144,630       1.26      7.441        604         129,520    81.73         62.07
September 2006                     4             553,980       0.17      6.855        602         138,495    71.13         60.73
October 2006                      20           3,174,525       0.96      7.261        619         158,726    84.07         43.76
November 2006                     99          17,276,909       5.25      7.211        614         174,514    81.68         54.97
December 2006                    122          20,210,104       6.14      6.979        614         165,657    79.78         55.46
January 2007                      50           8,503,347       2.58      7.062        609         170,067    79.08         59.97
February 2007                      3             257,000       0.08      7.379        614          85,667    78.62         76.65
October 2008                       2             483,550       0.15      6.024        757         241,775    55.16        100.00
November 2008                      2             354,813       0.11      6.247        655         177,407    80.00          0.00
January 2009                       2             439,000       0.13      6.297        645         219,500    84.72        100.00
                               -----        ------------     ------      -----        ---     -----------    -----        ------
TOTAL:                         2,098        $329,232,983     100.00%     7.213%       620     $   156,927    81.62%        51.40%

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.